EXHIBIT T3E.3

THE CAYMAN SCHEME OF ARRANGEMENT

in the grand court of the cayman islands

FINANCIAl SERvices division

FSD Cause no: 39 of 2017 (RMJ)

IN THE MATTER OF SECTION 86 OF THE COMPANIES LAW (2016 REVISION)

and

in the matter of MONGOLIAN MINING CORPORATION (IN PROVISIONAL LIQUIDATION)

_________________________________________________________________

SCHEME OF ARRANGEMENT

(under section 86 of the Cayman Islands Companies Law (2016 Revision))
_________________________________________________________________

BETWEEN

MONGOLIAN MINING CORPORATION (IN PROVISIONAL LIQUIDATION)

(an exempted company incorporated with limited liability under the laws of the Cayman Islands with company number 240791)

AND

THE SCHEME CREDITORS

(as herein defined)

PART A

PRELIMINARY

Definitions and Interpretation

A.	In this Cayman Scheme, unless the context otherwise requires or unless otherwise expressly provided for, the following capitalised expressions shall bear the following meanings:

"Account Holder"	means persons who are direct participants in the Clearing Systems with their interests in the Old Notes being recorded directly in the books or other records maintained by the Clearing System.
"Account Holder Letter"	means the form of account holder letter set out in Appendix 9 (Solicitation Packet) to the Explanatory Statement.
"Advisers"

means (i) PwC, (ii) Moelis & Company Asia Limited, (iii) J.P. Morgan Securities (Asia Pacific), (iv) SC Lowy Financial (HK) Ltd., (v) Ropes & Gray LLP, (vi) Carey Olsen, (vii) Anand Advocates, (viii) Davis Polk and Wardwell LLP, (ix) MinterEllison, (x) Loyens & Loeff Luxembourg S.à r.l. (xi) Seward & Kissel LLP, and (xii) Walkers.

"Affiliates"

means, in relation to any person, its current and former direct and indirect subsidiaries, subsidiary undertakings, parent companies, holding companies, partners, equity holders, members and managing members, and any of their respective Affiliates.

"Agents"	means the New Agent, the New Security Agent and the New Shared Security Agent.
"Bank RSA"

means the restructuring support letter dated 21 December 2016 between the Company, certain subsidiaries of the Company, the Senior Lenders and the Joint Provisional Liquidators, as amended or varied from time to time.

"Bar Date"

means a time to be specified on the date falling 12 months after the Restructuring Effective Date (or if such date is not a Business Day, the next Business Day after that date), as notified by the Company pursuant to Clause 6, being the last date for submission of a duly completed Account Holder Letter, Distribution Confirmation and Designated Recipient Form (if applicable).

"Business Day"	means any day on which banks are open for business generally in all of Hong Kong, New York and the Cayman Islands.
"Cayman Companies Law"	means the Cayman Islands Companies Law (2016 Revision).
"Cayman Court"	means the Grand Court of the Cayman Islands and any court capable of hearing appeals therefrom.
"Cayman Court Order"	means the sealed copy of the order of the Cayman Court sanctioning the Cayman Scheme.
"Cayman Registrar of Companies"	means the Registrar of Companies (including any deputy registrar and/or assistant registrar or similar) appointed under the Cayman Companies Law in the Cayman Islands.
"Cayman Scheme"

means this scheme of arrangement between the Company and the Scheme Creditors under section 86 of the Cayman Companies Law in its present form or with or subject to any non-material modifications, additions or conditions that the Cayman Court may approve or impose.

"Cayman Scheme Meeting"

means a meeting of the Scheme Creditors in relation to the Cayman Scheme as convened by an order of the Cayman Court for the purpose of considering and, if thought fit, approving, with or without modification, the Cayman Scheme, and any adjournment thereof.

"CCASS"	means the Hong Kong Central Clearing and Settlement System.
"Chapter 15 Recognition Order"

means an order or orders of the US Bankruptcy Court recognising the provisional liquidation of the Company in the Cayman Islands and/or the Cayman Scheme as a foreign main proceeding (or in the alternative, a foreign non-main proceeding) and giving effect to certain aspects of the compromise and arrangement set out in the Cayman Scheme, including the releases under Clause 18 of the Cayman Scheme.

"Claim"

means all and any actions, causes of action, claims, counterclaims, suits, debts, sums of money, accounts, contracts, agreements, promises, contribution, indemnification, damages, judgments, executions, demands or rights whatsoever or howsoever arising, whether present, future, prospective or contingent, known or unknown, whether or not for a fixed or unliquidated amount, whether or not involving the payment of money or the performance of an act or obligation or any failure to perform any obligation or any omission, whether arising at common law, in equity or by statute in or under the laws of the Cayman Islands, Hong Kong, New York, England and Wales, Luxembourg or Mongolia or under any other law or in any other jurisdiction howsoever arising and "Claims" shall be construed accordingly.

"Clearing Systems"	means The Depository Trust Company, Euroclear, Clearstream and the Hong Kong Central Clearing and Settlement System.

"Clearstream"	means Clearstream Banking S. A.
"Companies Ordinance"	means the Companies Ordinance (Cap. 622) (as amended) as applicable in Hong Kong.
"Company"

means Mongolian Mining Corporation (in Provisional Liquidation), an exempted company incorporated with limited liability under the laws of the Cayman Islands with company number 240791 and registered in Hong Kong under Part XI of the Companies Ordinance with company number F0017770 with its registered office address situated at PwC Corporate Finance and Recovery (Cayman) Limited, P.O. Box 258, 18 Forum Lane, Camana Bay, Grand Cayman KY1-1104, Cayman Islands, acting by the Joint Provisional Liquidators (for so long as they hold office as joint provisional liquidators of the Company) or acting by the Company's board of directors.

"Consent Fee New Notes"

means the principal amount of New Notes to be issued by Energy Resources to the Consent Fee Recipients in payment of certain consent fees pursuant to the terms of the Noteholder RSA and Bank RSA, respectively.

"Consent Fee Recipients"

means certain Consenting Noteholders (as defined in the Noteholder RSA) and Senior Lenders who are party to the Noteholder RSA and Bank RSA, respectively, and are eligible to receive a portion of the Consent Fee New Notes in accordance with the terms of the Noteholder RSA, Bank RSA and the Distribution Agreement, as applicable.

"Deed of Release"

means the New York law governed deed of release to be executed pursuant to the authority conferred by Clause 18.3 of the Cayman Scheme in respect of the Scheme Creditors in substantially the form set out in Schedule 5 (Form of Deed of Release) of the Cayman Scheme subject to any modifications required or approved in accordance with Clause 18.4 of the Cayman Scheme.

"Deed of Undertaking"	means a deed of undertaking substantially in the form set out in Schedule 2 (Form of Deed of Undertaking) of the Cayman Scheme.
"Delegates"

means Roderick John Sutton, John Howard Batchelor and Kenneth Fung of FTI Consulting in their capacity as Delegates of the Shared Security Agent in respect of the shares in MCCSARL following the enforcement by the Shared Security Agent of the MCCSARL Share Pledge.

"Depository"	means the Old Notes Depository or the New Notes Depository, as applicable.
"Designated Recipient"	means any single entity that is designated as such by a Participating Scheme Creditor in accordance with a valid Designated Recipient Form as the recipient of all or some of the Scheme Consideration otherwise to be issued to such Participating Scheme Creditor, subject to limitations in accordance with applicable securities laws and provided that (i) the Designated Recipient shall only be validly designated if it has submitted all Distribution Confirmations and/or any other applicable forms that its designating Participating Scheme Creditor is required to submit pursuant to the Cayman Scheme; (ii) a Participating Scheme Creditor may designate only one such entity and if such entity is a nominee holder it may only hold on behalf of one beneficial holder; and (iii) the Designated Recipient is not a Disqualified Person or a Prohibited Transferee.
"Designated Recipient Form"

means the form attached to the Account Holder Letter and available on the Scheme Website by which a Participating Scheme Creditor may appoint a Designated Recipient to be the recipient of all of the Scheme Consideration that would otherwise be issued to that Participating Scheme Creditor.

"Disqualified Person"	means a person who is disqualified from holding, receiving or handling any Scheme Consideration pursuant to any applicable laws or regulations.
"Distribution Agreement"

means the escrow and distribution agreement to be entered into by or before the Scheme Effective Date by, amongst other parties, the Company, Energy Resources, the Scheme Consideration Trustee, the Information Agent and the Joint Provisional Liquidators pursuant to which, amongst other things, the Scheme Consideration Trustee will distribute the Surplus Scheme Consideration to the Participating Scheme Creditors during the Holding Period, in the form available on the Scheme Website.

"Distribution Confirmation"

means the form attached to the Account Holder Letter and available on the Scheme Website confirming amongst other things that the Scheme Creditor or its Designated Recipient may lawfully be issued the Scheme Consideration.

"DSRA"	means the debt service reserve account to be established by Energy Resources for the benefit of the lenders under the New Senior Secured Facility and the holders of the New Notes.
"DSRA Pledge Agreement"	means the security over the cash agreement related to the DSRA to be entered into in connection with the Notes Restructuring and the Senior Secured Facilities Restructuring.

"DTC"	means The Depository Trust Company in its capacity as the common depository and one of the clearing systems in respect of the Old Notes.
"DTC Instruction"	means a written instruction to DTC to mark down the Old Notes.
"Energy Resources"	means Energy Resources LLC, a company incorporated in Mongolia with registration number 2887746.
"Euroclear"	means Euroclear Bank SA / NV, an operator of the Euroclear clearing system.
"Explanatory Statement"

means the explanatory statement of the Company relating to (i) the Cayman Scheme; and (ii) the Hong Kong Scheme, issued in accordance with Order 102, Rule 20 of the Cayman Islands Grand Court Rules 1995 (Revised Edition) and section 671 of the Companies Ordinance, respectively.

"Final Distribution Date"	means the date falling 10 Business Days after the Bar Date, as notified by the Company pursuant to Clause 6.
"Global Notes"	means the global notes evidencing the Old Notes (Restricted Global Note: CUSIP No. 60937C AA3; Regulation S Global Note: CUSIP No. G6264V AA0; Common Code: 076529779).
"Group"	means the Company and its subsidiaries from time to time.
"Group Releasing Parties"	has the meaning given in Clause 18.2.
"Guarantees"	means the guarantees provided by the Old Notes Subsidiary Guarantors pursuant to the terms of the Old Notes Documents.

"HKEx"	means The Stock Exchange of Hong Kong Limited.
"Holding Period"

means the holding period from the time immediately following the initial distribution of the Scheme Consideration on the Initial Distribution Date up to and including the Final Distribution Date during which time the Scheme Consideration Trustee will hold the Surplus Scheme Consideration on trust for the Participating Scheme Creditors for distribution in Quarterly Distributions in accordance with the terms of the Schemes and the Distribution Agreement.

"Hong Kong"	means the Hong Kong Special Administrative Region of the People's Republic of China.
"Hong Kong Court"	means the High Court of Hong Kong and any court capable of hearing appeals therefrom.
"Hong Kong Court Order"	means the office copy of the order of the Hong Kong Court sanctioning the Hong Kong Scheme.
"Hong Kong Registrar of Companies"	means the Registrar of Companies in Hong Kong.
"Hong Kong Scheme"

means the scheme of arrangement between the Company and the Scheme Creditors pursuant to sections 673 and 674 of the Companies Ordinance in its present form or with or subject to any non-material modifications, additions or conditions that the Hong Kong Court may approve or impose.

"Hong Kong Scheme Meeting"	means a meeting of the Scheme Creditors in relation to the Hong Kong Scheme as convened by order of the Hong Kong Court for the purpose of considering and, if thought fit, approving, with or without modification, the Hong Kong Scheme, and any adjournments thereof.

"Indemnified Party"

means each of the Old Notes Trustee, the Information Agent, the Shared Security Agent, the Receivers, the Delegates, the Registrar, the Share Registrar, the Scheme Consideration Trustee, the New Notes Trustee, the New Perpetual Notes Trustee and the New Shared Security Agent and each of their respective Personnel.

"Information Agent"	means Lynchpin Bondholder Management a company incorporated in Hong Kong as Exeter Group Limited d/b/a Lynchpin Bondholder Management with CR No. 0851014 whose registered office is at Wellington Plaza, 4th Floor, Suite 402, 56-58, Wellington Street, Central, Hong Kong in its capacity as the Company's information agent.
"Initial Deadline"	means 4:00 p.m. Cayman time on 5 April 2017, the equivalent being 5:00 a.m. Hong Kong time on 6 April 2017.
"Initial Distribution Date"

means the initial date upon which the Scheme Consideration will be distributed to the Initial Participating Scheme Creditors, being the same date as the Restructuring Effective Date, as notified by the Company to the Scheme Creditors, Senior Lenders, QGX and the Agents in accordance with Clause 6.

"Initial New Perpetual Notes"	means the number of New Perpetual Notes to be issued and distributed to the Initial Participating Scheme Creditors on the Initial Distribution Date in accordance with Clause 12.
"Initial New Shares"	means the number of New Shares to be issued and allotted to the Initial Participating Scheme Creditors on the Initial Distribution Date in accordance with Clause 13.

"Initial Participating Scheme Creditor"

means a Participating Scheme Creditor in respect of whom a duly completed Account Holder Letter and Distribution Confirmation (and Designated Recipient Form, if applicable) have been provided to and received by the Information Agent on or before the Initial Deadline.

"Initial Term Sheet New Notes"	means the number of Term Sheet New Notes to be issued and allotted to the Initial Participating Scheme Creditors on the Initial Distribution Date in accordance with Clause 11.
"Joint Provisional Liquidators"

Simon Conway of PwC Corporate Finance and Recovery (Cayman) Limited, P.O. Box 258, 18 Forum Lane, Camana Bay, Grand Cayman KY1-1104, Cayman Islands, and Christopher So Man Chun of PricewaterhouseCoopers Ltd., 22/F Prince's Building, Central, Hong Kong, in their capacity as joint provisional liquidators of the Company, who act without personal liability, together with any additional or successor person or persons who take or hold office as joint provisional liquidators of the Company.

"Liability"

means any debt, liability or obligation whatsoever, whether it is present, future, prospective or contingent, whether or not its amount is fixed or undetermined, whether or not it involves the payment of money or the performance of an act or obligation, and whether arising at common law, in equity or by statute in or under the laws of the Cayman Islands, Hong Kong, New York, England and Wales, Luxembourg, Mongolia or under any other law or in any other jurisdiction howsoever arising and "Liabilities'' shall be construed accordingly.

"MCCL"	means Mongolian Coal Corporation Limited, a company incorporated in Hong Kong with limited liability and with company registration number 1467992.

"MCCL Share Charge"	means the share charge dated 29 March 2012 granted by the Company over its shares in MCCL in favour of the Shared Security Agent.
"MCCSARL"

means Mongolian Coal Corporation S.à r.l., a Luxembourg société à responsabilité limitée registered with the Luxembourg Register of Commerce and Companies under the number B154474 and having a share capital of US$67,126,690.

"MCCSARL Share Pledge"	means the share pledge dated 29 March 2012 granted by MCCL over its shares in MCCSARL in favour of the Shared Security Agent.
"New Agent"	means Madison Pacific Trust Limited as agent of the New Finance Parties as defined in the New Senior Secured Facility.
"New Intercreditor Agreement"	means the intercreditor agreement to be entered into by, amongst others, the Company, the New Notes Guarantors and each of the Agents in connection with the Restructuring.
"New Notes"	means the new senior secured notes to be issued by Energy Resources as part of the Restructuring comprising (i) the Term Sheet New Notes; and (ii) the Consent Fee New Notes.
"New Notes Agent Appointment Letter"	means the agent appointment letter in relation to the New Notes in the form available on the Scheme Website.
"New Notes Depository"	means The Bank of New York Mellon, London Branch in respect of the New Notes and the New Perpetual Notes (as applicable).

"New Notes Guarantors"

means such persons who will guarantee Energy Resources' obligations in respect of the New Notes pursuant to the New Notes Indenture as at the Restructuring Effective Date which comprise: (i) Mongolian Coal Corporation Limited; (ii) Mongolian Coal Corporation S.à r.l.; (iii) Energy Resources Corporation LLC; (iv) Energy Resources Rail LLC; (v) Gobi Road LLC;[1] (vi) Tavan Tolgoi Airport LLC; (vii) United Power LLC; (viii) Enrestechnology LLC; (ix) Ukhaa Khudag Water Supply LLC; and (x) the Company.

"New Notes Indenture"	means the indenture under which the New Notes will be issued in the form available on the Scheme Website.
"New Notes Trustee"	means The Bank of New York Mellon in its capacity as trustee under and as defined in the New Notes Indenture.
"New Perpetual Notes"	means the perpetual notes to be issued by the Company as part of the Restructuring in the aggregate principal amount of US$195,000,000 pursuant to the New Perpetual Notes Indenture.
"New Perpetual Notes Agent Appointment Letter"	means the agent appointment letter in relation to the New Perpetual Notes in the form available on the Scheme Website.
"New Perpetual Notes Indenture"	means the indenture under which the New Perpetual Notes are issued in the form available on the Scheme Website.
"New Perpetual Notes Trustee"	means The Bank of New York Mellon in its capacity as trustee under and as defined in the New Perpetual Notes Indenture.

________________________

1 Gobi Road LLC is currently in the process of being merged into Energy Resources and may not exist as a corporate entity at the date of this Cayman Scheme. As a result of the merger, all the assets and liabilities of Gobi Road LLC, if any, shall become assets and liabilities of Energy Resources.

"New Security Agent"	means Madison Pacific Trust Limited as security agent and trustee for the New Finance Parties as defined in the New Senior Secured Facility.
"New Senior Secured Facility"

means the new senior secured facility in the aggregate principal amount of US$30,000,000 plus an additional amount equal to the interest deemed to have accrued on such amount on 1 April 2017 as if such facility commenced on 1 October 2016.

"New Shared Security"	means the security constituted pursuant to the New Shared Security Documents.
"New Shared Security Agent"	means Madison Pacific Trust Limited as security agent for the secured parties under the New Intercreditor Agreement.
"New Shared Security Documents"

means the following documents, to be entered into in connection with the Notes Restructuring and the Senior Secured Facilities Restructuring:

(a)           the share pledge to be granted by the Company in favour of the New Shared Security Agent with respect to MCCL;

(b)           the share pledge to be granted by MCCL in favour of the New Shared Security Agent with respect to MCCSARL;

(c)           the share pledge to be granted by Energy Resources in favour of the New Shared Security Agent with respect to Enrestechnology LLC;

(d)           the share pledge to be granted by Energy Resources in favour of the New Shared Security Agent with respect to Ukhaa Khudag Water Supply LLC;

(e)           the share pledge to be granted by Energy Resources in favour of the New Shared Security Agent with respect to United Power LLC;

(f)            the immovable property pledge to be granted by Enrestechnology LLC in favour of the New Shared Security Agent with respect to, amongst other things, wash plant modules 1 and 2 owned by Enrestechnology LLC in relation to the Ukhaakhudag Coal Mine;

(g)           the immovable property pledge to be granted by Ukhaa Khudag Water Supply LLC in favour of the New Shared Security Agent with respect to, amongst other things, water infrastructure installations owned by Ukhaa Khudag Water Supply LLC in relation to the Ukhaakhudag Coal Mine;

(h)           the immovable property pledge to be granted by United Power LLC in favour of the New Shared Security Agent with respect to, amongst other things, 18 MW power plant owned by United Power LLC in relation to the Ukhaakhudag Coal Mine; and

the DSRA Pledge Agreement.

"New Shares"	means a sufficient number of new ordinary shares of the Company to constitute 10% of the entire issued shares in the Company on a fully diluted basis on the Initial Distribution Date.
"Non-Participating Scheme Creditor"

means a Scheme Creditor that has not submitted a duly completed Account Holder Letter and Distribution Confirmation (and Designated Recipient Form, if applicable) to the Information Agent prior to the Bar Date and is therefore not entitled to receive any Scheme Consideration.

"Noteholder RSA"

means the restructuring support agreement dated 21 December 2016 between, among others, the Company, the Initial Consenting Noteholders (as defined therein) and the Joint Provisional Liquidators, as amended or varied from time to time, including by the accession or cessation of parties thereto.

"Notes Restructuring"

means the restructuring of the debt and other financial obligations of the Company and the Old Notes Subsidiary Guarantors under the terms of the Old Notes Documents as contemplated by the Notes Restructuring Documents and the Schemes.

"Notes Restructuring Documents"	means the documents to be entered into by certain parties to implement the terms of the Notes Restructuring including, but not limited to, those documents listed in Schedule 1 (Notes Restructuring Documents) of the Cayman Scheme, and for the avoidance of doubt excluding the Deed of Undertaking.
"Old Intercreditor Agreement"	means the intercreditor agreement dated 29 March 2012 made between amongst others BNP Paribas Hong Kong Branch (as Senior Agent and Senior Security Agent), Deutsche Bank Trust Company Americas (as Bond Trustee), the Company, Energy Resources and the Shared Security Agent.
"Old Notes"

means the US$600,000,000 8.875% guaranteed senior secured notes due 29 March 2017 issued by the Company pursuant to the Old Notes Indenture (CUSIPs G6264VAA0, 60937CAA3, ISINs USG6264VAA01, US60937CAA36).

"Old Notes Depository"	means The Depository Trust Company.
"Old Notes Documents"

means the Old Notes Indenture, the Old Notes and any other documents entered into by the Company or any other person guaranteeing or securing liabilities due under or in respect of the Old Notes Indenture, including, without limitation, the Shared Security Documents and the Guarantees.

"Old Notes Indenture"

means the indenture dated 29 March 2012 made between the Company (as issuer), the Old Notes Trustee and the Old Notes Subsidiary Guarantors in relation to the Old Notes as amended or varied from time to time.

"Old Notes Subsidiary Guarantors"	means such persons who have guaranteed the Company's obligations in respect of the Old Notes pursuant to the Old Notes Indenture as at the Restructuring Effective Date which comprise: (i) Mongolian Coal Corporation Limited; (ii) Mongolian Coal Corporation S.à r.l.; (iii) Energy Resources Corporation LLC; and (iv) Energy Resources.
"Old Notes Trustee"	means Deutsche Bank Trust Company Americas solely in its capacity as trustee under the Old Notes Indenture.
"Old Notes Trustee Instruction"

means an instruction to the Old Notes Trustee substantially in the form set out in Schedule 4 (Form of Old Notes Trustee Instruction) of the Cayman Scheme or such other form as the Old Notes Trustee may reasonably accept.

"Participating Scheme Creditor"

means a Scheme Creditor that has submitted a duly completed Account Holder Letter and Distribution Confirmation (and Designated Recipient Form, as applicable) such that they are received by the Information Agent on or before the Bar Date (and for the avoidance of doubt, such term includes the Initial Participating Scheme Creditors).

"Personnel"	means, in relation to any person, its current and former officers, partners, directors, employees, staff, agents, counsel and other representatives.
"Prohibited Transferee"

means a person who is prohibited from being allotted, issued with, holding, receiving or handling any Scheme Consideration pursuant to any applicable laws or regulations or so prohibited except after compliance with conditions or requirements that the Company considers to be disproportionate to the value of the relevant Scheme Consideration.

"Promissory Notes"	means the promissory notes in the aggregate original principal amount of US$105,000,000 issued by the Company to QGX pursuant to the Promissory Notes Instruments.
"Promissory Notes Instruments"	means the instruments dated 27 November 2012 pursuant to which the Company issued the Promissory Notes to QGX.
"Promissory Notes Restructuring"	means the restructuring of the debt and other financial obligations of the Company under the Promissory Notes as contemplated by the Promissory Notes Restructuring Documents.
"Promissory Notes Restructuring Documents"	means the documents, agreements, instruments, board resolutions, shareholder approvals, releases, notices and legal opinions necessary to implement or consummate the Promissory Notes Restructuring.
"PwC"	means each of PwC Corporate Finance & Recovery (Cayman) Limited and PricewaterhouseCoopers Ltd. (Hong Kong).

"QGX"	means QGX Holdings Limited, a company incorporated in the British Virgin Islands with registration number 1589776.
"Quarterly Distribution"

means a distribution of Surplus Scheme Consideration to be made on a quarterly basis to certain Participating Scheme Creditors during the Holding Period by the Scheme Consideration Trustee in accordance with the terms of the Schemes and the Distribution Agreement.

"Quarterly Distribution Date"

means the dates on which a Quarterly Distribution is made during the Holding Period in accordance with the terms of the Schemes and the Distribution Agreement including, for the avoidance of doubt, the Final Distribution Date being the final Quarterly Distribution Date.

"Receivers"

means Roderick John Sutton, John Howard Batchelor and Kenneth Fung of FTI Consulting in their capacity as receivers over the shares in MCCL following the enforcement by the Shared Security Agent of the MCCL Share Charge.

"Recognition Filings"

means (i) the filing of a petition for recognition of the provisional liquidation proceedings in respect of the Company and/or the Cayman Scheme under Chapter 15 of the US Bankruptcy Code, and (ii) the filing of a request for the US Bankruptcy Court to grant the Chapter 15 Recognition Order.

"Record Time"	means 4:00p.m. Cayman Islands time on 5 April 2017, the equivalent time being 5:00.am. Hong Kong time on 6 April 2017.

"Registrar"	means Deutsche Bank Trust Company Americas in its capacity as registrar under the Old Notes Indenture.
"Release Instructions"	means a letter from the Old Notes Trustee to the Shared Security Agent substantially in the form set out in Schedule 3 (Form of Release Instructions) of the Cayman Scheme.
"Remaining Surplus New Perpetual Notes"

means the remaining surplus amount of New Perpetual Notes available after the final Quarterly Distribution has been made to Participating Scheme Creditors (if any) and for the avoidance of doubt, such amount of Remaining Surplus New Perpetual Notes is to be sold by the Scheme Consideration Trustee as soon as reasonably practicable after the Final Distribution Date and the net proceeds of sale (after deducting the reasonable costs and expenses of sale) are to be transferred to any charity which the Company may select in its sole discretion.

"Remaining Surplus New Shares"

means the remaining surplus amount of New Shares available after the final Quarterly Distribution has been made to Participating Scheme Creditors (if any) and for the avoidance of doubt, such amount of Remaining Surplus New Shares is to be sold by the Scheme Consideration Trustee as soon as reasonably practicable after the Final Distribution Date and the net proceeds of sale (after deducting the reasonable costs and expenses of sale) are to be transferred to any charity which the Company may select in its sole discretion.

"Remaining Surplus Scheme Consideration"	means the Remaining Surplus Term Sheet New Notes, the Remaining Surplus New Perpetual Notes and the Remaining Surplus New Shares.

"Remaining Surplus Term Sheet New Notes"

means the remaining surplus amount of Term Sheet New Notes available after the final Quarterly Distribution has been made to Participating Scheme Creditors (if any) and for the avoidance of doubt, such amount of Remaining Surplus Term Sheet New Notes is to be sold by the Scheme Consideration Trustee as soon as reasonably practicable after the Final Distribution Date and the net proceeds of sale (after deducting the reasonable costs and expenses of sale) are to be transferred to any charity which the Company may select in its sole discretion.

"Restructuring Documents"	means the Notes Restructuring Documents, the Senior Secured Facilities Restructuring Documents and the Promissory Notes Restructuring Documents.
"Restructuring"

means the restructuring of the financial indebtedness of the Company and the Old Notes Subsidiary Guarantors in accordance with the terms contemplated by the Notes Restructuring, the Senior Secured Facilities Restructuring and the Promissory Notes Restructuring.

"Restructuring Effective Date"	has the meaning given to it in Clause 5.1.
"Scheme Claim"

means any Claim of a Scheme Creditor in respect of a Liability of the Company or any Old Notes Subsidiary Guarantor arising directly or indirectly pursuant to, under or in connection with the Old Notes Documents on or before the Record Time or which may arise after the Record Time as a result of an obligation or Liability of the Company or any Old Notes Subsidiary Guarantor incurred or as a result of an event occurring or an act done on or before the Record Time (including, for the avoidance of doubt, any interest accruing on, or accretions arising in respect of, such Claims before, on or after the Record Time but, excluding for the avoidance of doubt, any Claim in respect of any Liability of the Company or any Old Notes Subsidiary Guarantor which arises as a result of a failure to comply with any of the terms of the Schemes).

"Scheme Conditions"

means:

(i)            in respect of the Cayman Scheme:

(A)          the delivery of the Cayman Court Order to the Cayman Registrar of Companies;

(B)          the sanction with or without modification (but subject to any such modification being acceptable to the Company and in accordance with the terms of the Hong Kong Scheme) of the Hong Kong Scheme by the Hong Kong Court; and

(C)         the delivery of the Hong Kong Court Order to the Hong Kong Registrar of Companies;

(ii)           in respect of the Hong Kong Scheme:

(A)          the delivery of the Hong Kong Court Order to the Hong Kong Registrar of Companies;

(B)          the sanction with or without modification (but subject to any such modification being acceptable to the Company and in accordance with the terms of the Cayman Scheme) of the Cayman Scheme by the Cayman Court; and

(C)         the delivery of the Cayman Court Order to the Cayman Registrar of Companies;

(iii)          the Chapter 15 Recognition Order having been granted;

(iv)         the Listing Committee of HKEx listing and

(v)         granting permission to deal in the New Shares;

(vi)        all necessary consents, approvals or authorisations in connection with the Restructuring having been obtained, including, without limitation, all necessary consents, approvals or authorisations from HKEx, SGX-ST, the Cayman Court and any and all other relevant governmental bodies;

(vii)       the obtaining of approval in principle for the listing and quotation of the New Notes and the New Perpetual Notes on the Official List of SGX-ST;

(viii)       each of the Notes Restructuring Documents and the Deed of Undertaking having been executed by or on behalf of each of the parties thereto;

(ix)       each of the Senior Secured Facilities Restructuring Documents having been executed by or on behalf of each of the parties thereto;

(x)        each of the Promissory Notes Restructuring Documents having been executed by or on behalf of each of the parties thereto;

(xi)        the Notes Restructuring Documents becoming effective subject only to the satisfaction of all other Scheme Conditions and release of the Restructuring Documents on the Restructuring Effective Date;

(xii)       the Senior Secured Facilities Restructuring Documents becoming effective subject only to the satisfaction of all other Scheme Conditions and release of the Restructuring Documents on the Restructuring Effective Date;

the Promissory Notes Restructuring Documents

becoming effective subject only to the satisfaction of all other Scheme Conditions and release of the Restructuring Documents on the Restructuring Effective Date;

(xiii)       the Company having paid all fees, costs and expenses of the Advisers, the Old Notes Trustee, the Shared Security Agent, the Receivers, the Delegates, Information Agent, the Scheme Consideration Trustee, the Registrar, the New Notes Trustee, the New Perpetual Notes Trustee and the New Shared Security Agent that have been duly invoiced to the Company by no later than 5 Business Days before the Restructuring Effective Date or such later date as may be agreed by the Company with the relevant party or parties.

"Scheme Consideration"

means the relevant portion of the rights and interests in the Term Sheet New Notes, the New Perpetual Notes and the New Shares to be distributed to the Participating Scheme Creditors (or their Designated Recipients, as applicable) under and pursuant to the terms of the Schemes and the Distribution Agreement.

"Scheme Consideration Trustee"	means Lynchpin Bondholder Management a company incorporated in Hong Kong as Exeter Group Limited d/b/a Lynchpin Bondholder Management with CR No. 0851014 whose registered office is at Wellington Plaza, 4th Floor, Suite 402, 56-58, Wellington Street, Central, Hong Kong in its capacity as the scheme consideration trustee.
"Scheme Creditor"	means a person with a beneficial interest as principal in the Old Notes held in global form or global restricted form through the Clearing Systems as at the Record Time and which has a right, upon satisfaction of certain conditions, to be issued definitive notes in accordance with the terms of the Old Notes and the Old Notes Indenture.

"Scheme Creditor Releasing Parties"	has the meaning given to it in Clause 18.1.
"Scheme Effective Date"

means the later of the date on which the Cayman Court Order is filed with the Cayman Registrar of Companies and the date on which the Hong Kong Court Order is filed with the Hong Kong Registrar of Companies.

"Scheme Longstop Date"	means 8 May 2017 (or such later date as may be agreed by the Company and the Supermajority Consenting Noteholders (as such term is defined in the Noteholder RSA)).
"Scheme Meetings"	means, together, the Cayman Scheme Meeting and the Hong Kong Scheme Meeting.
"Scheme Steps"	means the steps set out in Clause 5.
"Scheme Website"	means the world wide web (www) pages linked to the universal resource locator (url): http://www.lynchpinbm.com/project/mongolian-mining/.
"Schemes"	means, together, the Cayman Scheme and the Hong Kong Scheme.
"Senior Lenders"	means the lenders under the Senior Secured Facilities Agreement.
"Senior Secured Facilities Agreement"	means the facilities agreement in the original aggregate principal amount of US$150,000,000 dated 5 March 2014 made between, amongst others, the Company, BNP Paribas Singapore Branch and Industrial and Commercial Bank of China Limited (as mandated lead arrangers) as amended or varied from time to time, including by way of an amendment agreement dated 11 December 2015.

"Senior Secured Facilities Restructuring Documents"	means the documents, agreements, instruments, board resolutions, shareholder approvals, releases, notices and legal opinions necessary to implement or consummate the Senior Secured Facilities Restructuring.
"Senior Secured Facilities Restructuring Implementation Deed"	means the implementation deed pursuant to which the Senior Secured Facilities Restructuring will be implemented.
"Senior Secured Facilities Restructuring"	means the restructuring of the debt and other obligations of the Company and certain subsidiary guarantors under the Senior Secured Facilities Agreement as contemplated by the terms of the Senior Secured Facilities Restructuring Documents.
"SGX-ST"	means Singapore Exchange Securities Trading Limited.
"Share Register"	means the register of members of the Company.
"Share Registrar"	means Computershare Hong Kong Investor Services Limited.
"Shared Security Agent"	means DB Trustees (Hong Kong) Limited in its capacity as the Shared Security Agent under the Shared Security Documents.
"Shared Security Documents"	means any documents entered into by the Company or any other person securing liabilities due under or in respect of any Old Notes Document, including but not limited to (i) the MCCL Share Charge; and (ii) the MCCSARL Share Pledge in favour of the Shared Security Agent.
"Steering Committee"	means the steering committee comprised of certain holders of the Old Notes as constituted from time to time, which is advised in connection with the Notes Restructuring by, amongst others, Ropes & Gray LLP and Moelis & Company Asia Limited.

"Surplus New Perpetual Notes"

means the remaining amount of New Perpetual Notes after the initial distribution of New Perpetual Notes has been distributed to the Initial Participating Scheme Creditors on the Initial Distribution Date to be distributed by the Scheme Consideration Trustee to certain of the Participating Scheme Creditors (or their Designated Recipients, as applicable) as Quarterly Distributions during the Holding Period in accordance with the terms of the Schemes and the Distribution Agreement.

"Surplus New Shares"

means the remaining amount of New Shares after the initial distribution of New Shares has been distributed to the Initial Participating Scheme Creditors on the Initial Distribution Date to be distributed by the Scheme Consideration Trustee to certain of the Participating Scheme Creditors (or their Designated Recipients, as applicable) as Quarterly Distributions during the Holding Period in accordance with the terms of the Schemes and the Distribution Agreement.

"Surplus Scheme Consideration"

means the Surplus Term Sheet New Notes, the Surplus New Perpetual Notes and the Surplus New Shares to be held by the Scheme Consideration Trustee on trust for and distributed to certain of the Participating Scheme Creditors as Quarterly Distributions in accordance with the terms of the Schemes and the Distribution Agreement.

"Surplus Term Sheet New Notes"	means the remaining amount of Term Sheet New Notes after the initial distribution of Term Sheet New Notes has been distributed to the Initial Participating Scheme Creditors on the Initial Distribution Date to be distributed by the Scheme Consideration Trustee to certain of the Participating Scheme Creditors (or their Designated

Recipients, as applicable) as Quarterly Distributions during the Holding Period in accordance with the terms of the Schemes and the Distribution Agreement.
"Term Sheet New Notes"	means the senior secured notes to be issued by Energy Resources pursuant to the terms of the New Notes Indenture in the aggregate principal amount of US$395,000,000 plus an additional amount equal to the interest (rounded down to the nearest US$1.00) deemed to have accrued on such amount on 1 April 2017 as if such notes were issued on 1 October 2016 and the portion of the Term Sheet New Notes that represents such additional amount shall be referred to as the "Term Sheet PIK Notes".
"Term Sheet PIK Notes"	has the meaning given to such term in the definition of Term Sheet New Notes.
"United States"	means the United States of America.
"US Bankruptcy Code"	means Title 11 of the United States Code, as in effect on the date of the Recognition Filings.
"US Bankruptcy Court"	means the United States Bankruptcy Court for the Southern District of New York.
"Walkers"	means Walkers (Asia), a Cayman Islands partnership, and its Affiliates.

INTERPRETATION

B.	In this Cayman Scheme, unless the context otherwise requires or otherwise expressly provides:

i.	references to "the Schemes" are references to both the Hong Kong Scheme and this Cayman Scheme together;

ii.	references to Clauses and Sub-Clauses are, unless otherwise stated, references to the clauses and sub-clauses set out in Parts B to E (inclusive) of this Cayman Scheme;

iii.	references to Recitals, Parts and Schedules are, unless otherwise stated, references to the recitals, parts, clauses, sub-clauses and schedules respectively of or to this Cayman Scheme;

iv.	references to a "person" include references to an individual, firm, partnership, company, corporation, other legal entity, unincorporated body of persons or any state or state agency;

v.	references to a statute or a statutory provision include the same as subsequently modified, amended or re-enacted from time to time;

vi.	references to an agreement, deed or document shall be deemed also to refer to such agreement, deed or document as amended, supplemented, restated, verified, replaced, and/or novated (in whole or in part) from time to time and to any agreement, deed or document executed pursuant thereto;

vii.	the singular includes the plural and vice versa and words importing one gender shall include all genders;

viii.	headings to Recitals, Parts, Clauses and Sub-Clauses are for ease of reference only and shall not affect the interpretation of this Cayman Scheme;

ix.	references to "US$" are references to the lawful currency of the United States;

x.	the words "include" and "including" are to be construed without limitation, general words introduced by the word "other" are not to be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things, and general words are not to be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words;

xi.	a company is a "subsidiary" of another company, its "holding company", if that other company (a) holds a majority of the voting rights in it; (b) is a member of it and has the right to appoint or remove a majority of its board of directors; or (c) is a member of it and controls alone, pursuant to an agreement with other members, a majority of the voting rights in it, or, if it is a subsidiary of a company that is itself a subsidiary of that other company;

xii.	an "undertaking" means a body corporate or partnership; or an unincorporated association carrying on a trade or business, with or without a view to profit; and an undertaking is a parent undertaking in relation to another undertaking, a "subsidiary undertaking", if (a) it holds the majority of voting rights in the undertaking; (b) it is a member of the undertaking and has the right to appoint or remove a majority of its board of directors; (c) it has the right to exercise a dominant influence over the undertaking (i) by virtue of provisions contained in the undertaking's articles, or (ii) by virtue of a control contract; or (d) it is a member of the undertaking and controls alone, pursuant to an agreement with other shareholders or members, a majority of the voting rights in the undertaking; and

xiii.	to the extent that there is any conflict or inconsistency between the terms of this Cayman Scheme and the Explanatory Statement, the terms of this Cayman Scheme shall prevail.

THE COMPANY

C.	The Company is an exempted company which was incorporated with limited liability under the laws of the Cayman Islands on 18 May 2010 with company number 240791 and registered in Hong Kong as an overseas company on 18 August 2010 under Part XI of the Companies Ordinance with company number F0017770. The Company’s registered office address is currently situated at PwC Corporate Finance and Recovery (Cayman) Limited, P.O. Box 258, 18 Forum Lane, Camana Bay, Grand Cayman KY1-1104, Cayman Islands.

D.	The shares of the Company were listed on the main board of HKEx (Stock Code: 975) on 13 October 2010. As at 17 February 2017, the authorised share capital of the Company was US$150,000,000 divided into 15,000,000,000 ordinary shares of a nominal or par value of US$0.01 each, of which 9,263,000,000.00 of the 15,000,000,000 ordinary shares were issued and fully paid.

THE PURPOSE OF THE SCHEME

E.	The Restructuring comprises of a restructuring of the Company's existing indebtedness under:

a.	the Old Notes pursuant to the Schemes and the Notes Restructuring Documents;

b.	the Senior Secured Facilities Agreement pursuant to the Senior Secured Facilities Restructuring; and

c.	the Promissory Notes pursuant to the Promissory Notes Restructuring.

F.	The Restructuring has been promulgated by the Company, acting by and under the authority of the Joint Provisional Liquidators, and includes various measures which are intended to ensure that the Company and the Group can continue to operate on a going concern basis.

G.	The purpose of the Scheme is to effect a compromise and arrangement between the Company and the Scheme Creditors so as to implement a financial restructuring of the Liabilities of the Company and the Old Notes Subsidiary Guarantors under and/or in connection with the Old Notes and the Old Notes Documents. The effectiveness of this Cayman Scheme is conditional upon the effectiveness of the Senior Secured Facilities Restructuring and the Promissory Notes Restructuring and the Schemes are conditional upon the effectiveness of each other. In summary, this Cayman Scheme provides for the release of all of the Scheme Claims of the Scheme Creditors in consideration for which the Participating Scheme Creditors will be entitled to receive in full and final settlement a distribution on a pro rata basis of the following Scheme Consideration:

i.	a portion of the Term Sheet New Notes;

ii.	a portion of the New Perpetual Notes; and

iii.	a portion of the New Shares.

OLD NOTES ISSUED BY THE COMPANY

H.	The Old Notes were issued by the Company pursuant to the terms of the Old Notes Indenture and are held under an arrangement whereby:

i.	the Old Notes have been issued in global registered form with Global Notes, initially being deposited with and registered in the name of the Old Notes Depository (or its nominee, Cede & Co.), through the Old Notes Depository under electronic systems designed to facilitate paperless transactions of dematerialised securities; and

ii.	such electronic systems designed to facilitate paperless transactions involve interests in the Old Notes being held by Account Holders. Each Account Holder may be holding its interests in the Old Notes on behalf of itself and/or (directly or indirectly) one or more Scheme Creditors.

THE OLD NOTES AND THIS CAYMAN SCHEME

I.	The Old Notes will remain in global form for the purposes of this Cayman Scheme. The Old Notes Depository in its capacity as depository for the Old Notes and on behalf of its nominee (Cede & Co.) as registered holder of the Old Notes, has confirmed that it does not intend to vote in respect of the Old Notes at the Scheme Meetings. The Old Notes Trustee is not a Scheme Creditor and will not vote at the Scheme Meetings.

J.	References in this Cayman Scheme to Scheme Creditors shall in relation to the Old Notes be references to persons with a beneficial interest as principal in the Old Notes held in global form or global restricted form through the Clearing Systems at the Record Time and who have a right, upon satisfaction of certain conditions, to be issued definitive notes in accordance with the terms of the Old Notes and the Old Notes Indenture at the Record Time. References to Old Notes "held" by a Scheme Creditor shall be construed accordingly.

K.	Each Scheme Creditor shall be entitled to vote at the Scheme Meetings in respect of each of the Old Notes held by it.

BINDING OF THIRD PARTIES

L.	Each of Energy Resources (in its capacity as issuer of the New Notes), the Old Notes Subsidiary Guarantors, the New Notes Guarantors (save for the Company in its capacity as a New Notes Guarantor), the Scheme Consideration Trustee, the Information Agent, and the Share Registrar shall execute a Deed of Undertaking, pursuant to which they will:

i.	undertake to the Scheme Creditors, the Company, the Cayman Court and the Hong Kong Court to be bound by the terms of the Schemes; and

ii.	agree, upon instructions by the Company or, if applicable, the Information Agent, to execute and do or procure to be executed and done all such documents, acts or things as may be necessary or desirable to be executed or done by them for the purposes of giving effect to the terms of the Schemes that apply to them.

PART B

The CAYMAN Scheme

1	Application and Effectiveness of this Cayman Scheme

1.1	The compromise and arrangement effected by this Cayman Scheme shall apply to all Scheme Claims and shall be binding on the Company and all Scheme Creditors (and any person who acquires any interest in or arising out of a Scheme Claim after the Record Time). The Scheme Creditors shall be eligible to receive certain rights in accordance with the terms of this Cayman Scheme in full and final settlement of all Scheme Claims.

1.2	Save as otherwise indicated, this Cayman Scheme shall become effective in accordance with its terms on the Scheme Effective Date.

1.3	If the Restructuring Effective Date has not occurred on or before the Scheme Longstop Date, the terms of, and obligations on the parties under or pursuant to, this Cayman Scheme shall lapse and all compromises and arrangements provided by this Cayman Scheme shall have no force or effect.

1.4	On and following the Restructuring Effective Date, the Scheme Claims of each Scheme Creditor (and any person who acquires any interest in or arising out of a Scheme Claim after the Record Time) shall be subject to the compromises and arrangements set out in this Cayman Scheme.

2	Effect of this Cayman Scheme

2.1	On and following the Restructuring Effective Date:

2.1.1	all of the right, title and interest of the Scheme Creditors (and any person who acquires any interest in or arising out of a Scheme Claim after the Record Time) to the Scheme Claims shall be subject to the arrangements set out in Clause 3;

2.1.2	the Scheme Creditors shall, subject to becoming Participating Scheme Creditors, become entitled to the Scheme Consideration in accordance with the terms of this Cayman Scheme and the Distribution Agreement; and

2.1.3	the Company and certain other parties shall be released in accordance with the terms of this Cayman Scheme.

3	Compromise and Arrangement with the Scheme Creditors

3.1	On and following the Restructuring Effective Date, notwithstanding any term of any relevant documents and subject to the terms of this Cayman Scheme, the Scheme Claims shall be released and discharged fully and absolutely, all liens or other security interests held for the benefit of any Scheme Creditor against the property of the Company and the Old Notes Subsidiary Guarantors shall be fully released and discharged and any documents giving rise to a Scheme Claim shall be deemed cancelled and surrendered, in each case so as to bind the Scheme Creditors (and any person who acquires any interest in or arising out of a Scheme Claim after the Record Time) in consideration for which the Company or Energy Resources, as applicable, shall issue the Scheme Consideration to the Participating Scheme Creditors and their Designated Recipients (if any) subject to Clause 15 and the terms of Part D below.

3.2	For the avoidance of doubt, Non-Participating Scheme Creditors shall have no right or entitlement to receive any Scheme Consideration.

4	Authority and Instructions

4.1	With effect from the Scheme Effective Date, each Scheme Creditor irrevocably authorises and instructs the Company to enter into, execute and deliver as a deed (or otherwise) on behalf of that Scheme Creditor, in its capacity as a Scheme Creditor, including any person to whom a Scheme Creditor has transferred its rights in respect of its Scheme Claim after the Record Time (to the extent applicable), sufficient original copies of (as agreed between the parties thereto):

4.1.1	the Notes Restructuring Documents to which such Scheme Creditor is a party, each substantially in the form attached to this Cayman Scheme or the Explanatory Statement (as applicable) or otherwise in the form circulated to Scheme Creditors or otherwise made available to them, subject to any non-material modification approved or imposed by the Cayman Court in accordance with Clause 22.1; and

4.1.2	any and all such other documents that the Company and the Steering Committee reasonably consider necessary to give effect to the terms of this Cayman Scheme,

in each case to be held to the order of the relevant parties thereto (for the avoidance of doubt, to the order of the Company on behalf of each Scheme Creditor) until the Restructuring Effective Date in accordance with the Scheme Steps for the purposes of giving effect to the terms of this Cayman Scheme.

4.2	On or as soon as possible after the Scheme Effective Date:

4.2.1	the Company shall carry out the steps set out in Clause 4.1, acting on the instructions and pursuant to the authority of the Scheme Creditors; and

4.2.2	the Company, Energy Resources, each Old Notes Subsidiary Guarantor and each New Notes Guarantor shall enter into, execute and deliver as a deed (or otherwise) sufficient original copies of (as agreed between the parties thereto):

(a)	the Notes Restructuring Documents to which such Company, Energy Resources, Old Notes Subsidiary Guarantor and/or New Notes Guarantor is a party, each substantially in the form attached to this Cayman Scheme or the Explanatory Statement (as applicable) or otherwise in the form circulated to Scheme Creditors or otherwise made available to them, subject to any non-material modification approved or imposed by the Cayman Court in accordance with Clause 22.1; and

(b)	any and all such other documents that the Company and the Steering Committee reasonably consider necessary to give effect to the terms of this Cayman Scheme,

in each case to be held to the order of the relevant parties thereto until the Restructuring Effective Date in accordance with the Scheme Steps for the purposes of giving effect to the terms of this Cayman Scheme.

4.3	With effect from the Scheme Effective Date, each of the Scheme Creditors irrevocably authorises and instructs the Old Notes Trustee, the Shared Security Agent (subject to the Shared Security Agent having received the executed but unreleased Release Instructions from the Old Notes Trustee and the Senior Secured Facilities Restructuring Implementation Deed), the New Notes Trustee, the New Perpetual Notes Trustee and the New Shared Security Agent to enter into, execute and deliver as a deed (or otherwise) sufficient original copies of (as agreed between the parties thereto):

4.3.1	the Notes Restructuring Documents to which such Old Notes Trustee, the Shared Security Agent, the New Notes Trustee, the New Perpetual Notes Trustee and/or the New Shared Security Agent is a party, each substantially in the form attached to this Cayman Scheme or the Explanatory Statement (as applicable) or otherwise in the form circulated to Scheme Creditors or otherwise made available to them, subject to any non-material modification approved or imposed by the Cayman Court in accordance with Clause 22.1; and

4.3.2	any and all such other documents that the Company and the Steering Committee reasonably consider necessary to give effect to the terms of this Cayman Scheme,

in each case to be held to the order of the relevant parties there to until the Restructuring Effective Date in accordance with the Scheme Steps for the purposes of giving effect to the terms of this Cayman Scheme.

4.4	On and from the Restructuring Effective Date / Initial Distribution Date, being the same date, each Scheme Creditor hereby irrevocably authorises and instructs the Scheme Consideration Trustee to act and rely upon any instructions by the Information Agent and the provisions of this Cayman Scheme, without any duty to investigate further and without incurring any liability for doing so (other than any liability arising as a result of the wilful default, wilful misconduct or fraud of the Scheme Consideration Trustee for the purposes of giving effect to this Cayman Scheme).

4.5	On the Restructuring Effective Date / Initial Distribution Date, being the same date, each Scheme Creditor hereby irrevocably authorises and instructs:

4.5.1	the Company, the Old Notes Trustee, the Shared Security Agent, the Old Notes Depository, the Information Agent and the Registrar to take all such actions as may be necessary or appropriate to deliver, cancel, mark down and discharge the Global Notes, terminate and discharge the Old Notes Documents, release the security created under the Shared Security Documents, terminate the appointment of and discharge the Delegates and the Receivers and otherwise give effect to the terms of this Cayman Scheme (without prejudice to the foregoing, (1) the Shared Security Agent's protections under Clause 14 (The Shared Security Agent) of the Old Intercreditor Agreement, and (2) the Shared Security Agent, Receivers and the Delegates' indemnities under Clause 19 (Indemnities) of the Old Intercreditor Agreement provided by the Debtors (as defined therein), shall be deemed to continue to apply in respect of any actions and/or omissions taken or not taken by the Shared Security Agent, the Receivers and the Delegates (as applicable) pursuant to the Schemes and/or the Release Instructions and/or prior to the Restructuring Effective Date, save to the extent necessary to give effect to the terms of the Schemes and the Release Instructions), including without limitation;

(a)	the delivery by the Company (for and on behalf of the Scheme Creditors) of the Old Notes Trustee Instruction to the Old Notes Trustee; and

(b)	the delivery by the Old Notes Trustee of the Release Instructions to the Shared Security Agent;

in each case at the time prescribed in the Scheme Steps;

4.5.2	the Old Notes Trustee and the Registrar to act and rely upon the Old Notes Trustee Instruction and the provisions of this Cayman Scheme, without any duty to investigate further and without incurring any liability for doing so (other than any liability arising as a result of the wilful misconduct or gross negligence of the Old Notes Trustee or the Registrar);

4.5.3	the Shared Security Agent to act and rely upon the Release Instructions and the provisions of this Cayman Scheme (subject to the Shared Security Agent having received the Release Instructions from the Old Notes Trustee and the Senior Secured Facilities Restructuring Implementation Deed, having been released and becoming effective in accordance with their terms), without any duty to investigate further and without incurring any liability for doing so (other than any liability arising as a result of the wilful default, wilful misconduct or fraud of the Shared Security Agent); and

4.5.4	the Old Notes Depository, the Information Agent and the Scheme Consideration Trustee to rely upon the provisions of this Cayman Scheme, without any duty to investigate further and without incurring any liability for doing so (other than any liability arising as a result of the wilful default, wilful misconduct or fraud of the Old Notes Depository, the Information Agent or the Scheme Consideration Trustee).

4.6	The authority granted under Clauses 4.1 to 4.5 (inclusive) shall be treated, for all purposes whatsoever and without limitation, as having been granted by deed.

4.7	Each Scheme Creditor (for itself and, if applicable, for its Designated Recipient and any person to whom a Scheme Creditor has transferred its rights in respect of its Scheme Claim after the Record Time) on and from the Scheme Effective Date and on and from the Restructuring Effective Date irrevocably ratifies and confirms any act or omission done, caused or purported to be done by (i) the Company, the Old Notes Subsidiary Guarantors, the Shared Security Agent, the Receivers, the Delegates, the Old Notes Depository, the New Notes Guarantors, the New Notes Trustee, the New Perpetual Notes Trustee, the New Shared Security Agent, the New Notes Depositary, the Share Registrar, the Information Agent and the Scheme Consideration Trustee, or any of their respective directors, managers, officers, partners or Affiliates, pursuant to or for the purposes of giving effect to this Cayman Scheme, other than any act or omission done or made as a result of wilful default, wilful misconduct or fraud, or (ii) the Old Notes Trustee and the Registrar or any of their respective directors, managers, officers, partners or Affiliates, pursuant to or for the purposes of giving effect to this Cayman Scheme, other than any act or omission done or made as a result of wilful misconduct or gross negligence.

5	Scheme Steps

Restructuring Effective Date

5.1	The "Restructuring Effective Date" shall be the date specified by the Company in a notice to Scheme Creditors, the Senior Lenders, QGX, the Old Notes Trustee, the Shared Security Agent, the Receivers, the Delegates, the New Notes Trustee, the New Perpetual Notes Trustee, the Share Registrar and the Agents:

5.1.1	which date:

(a)	is a Business Day;

(b)	cannot occur after the Scheme Longstop Date; and

(c)	may only occur following the date on which all of the Scheme Conditions are satisfied or, to the extent permitted by law and the Noteholder RSA (and with the consent of the Senior Lenders, such consent not to be unreasonably withheld or delayed) waived by the Company;

5.1.2	which notice:

(a)	shall enclose copies of the Cayman Court Order, the Hong Kong Court Order and the Chapter 15 Recognition Order; and

(b)	shall also specify the Initial Distribution Date (being the same date at the Restructuring Effective Date), the Quarterly Distribution Dates, the Bar Date and the Final Distribution Date.

Restructuring Effective Date / Initial Distribution Date

5.2	On the Restructuring Effective Date / Initial Distribution Date, being the same date, the following steps shall occur (in the order set out below to the extent possible):

5.2.1	the Notes Restructuring Documents shall be released by the relevant parties or otherwise become effective in accordance with their terms;

5.2.2	the Company, acting as agent and attorney for the Scheme Creditors, shall deliver the executed Old Notes Trustee Instruction to the Old Notes Trustee and the Company shall execute, and the Information Agent shall deliver, the DTC Instruction to DTC;

5.2.3	the Old Notes Trustee shall, upon receipt of the Old Notes Trustee Instruction cancel the Global Notes and take such other action as may be required to effect the cancellation, mark down and discharge of the Old Notes under the Old Notes Indenture;

5.2.4	the Old Notes Trustee shall, upon receipt of the Old Notes Trustee Instruction, deliver the executed Release Instructions to the Shared Security Agent;

5.2.5	the Shared Security Agent shall, upon receipt of the Release Instructions, carry out the steps detailed in the Release Instructions to release the security created under the Shared Security Documents and discharge the Receivers and Delegates (subject to the Shared Security Agent having received the Release Instructions from the Old Notes Trustee and the Senior Secured Facilities Restructuring Implementation Deed, having been released and becoming effective in accordance with their terms);

5.2.6	each Participating Scheme Creditor shall, subject to Clause 15 and the terms of Part D below, become entitled to receive a proportion of the Scheme Consideration;

5.2.7	Energy Resources shall issue and distribute the Initial Term Sheet New Notes to the Initial Participating Scheme Creditors (and/or their Designated Recipients, if applicable) in each case in accordance with their respective entitlements under the Schemes and subject to and in accordance with Part D below;

5.2.8	the Company shall:

(a)	issue and distribute the Initial New Perpetual Notes; and

(b)	issue and allot the Initial New Shares;

to the Initial Participating Scheme Creditors (and/or their Designated Recipients, if applicable) in each case in accordance with their respective entitlements under the Schemes and subject to and in accordance with Part D below;

5.2.9	the Scheme Consideration Trustee shall receive and hold on trust for the Scheme Creditors in accordance with the terms of the Schemes and the Distribution Agreement each of the following:

(a)	the Surplus Term Sheet New Notes;

(b)	the Surplus New Perpetual Notes; and

(c)	the Surplus New Shares.

Quarterly Distribution Dates

5.3	Following the Restructuring Effective Date / Initial Distribution Date, being the same date, the Scheme Consideration Trustee shall make Quarterly Distributions (if appropriate) of the Surplus Term Sheet New Notes, Surplus New Perpetual Notes and Surplus New Shares on a Quarterly Distribution Date during the Holding Period to those Participating Scheme Creditors or their Designated Recipients, if any, who submit a valid Account Holder Letter to the Information Agent at least 10 Business Days prior to the relevant Quarterly Distribution Date (who, for the avoidance of doubt, are not Initial Participating Scheme Creditors or those Participating Scheme Creditors who have already received their entitlement to the Surplus Term Sheet New Notes, Surplus New Perpetual Notes and Surplus New Shares on a prior Quarterly Distribution Date) in each case in accordance with their respective entitlements under the Schemes and subject to and in accordance with Part D below and the terms of the Distribution Agreement.

Final Distribution Date

5.4	On the Final Distribution Date:

5.4.1	the following steps shall occur:

(a)	first, the Scheme Consideration Trustee shall distribute the final Quarterly Distribution of the following:

(i)	the Surplus Term Sheet New Notes;

(ii)	the Surplus New Perpetual Notes; and

(iii)	the Surplus New Shares;

to those Participating Scheme Creditors or their Designated Recipients, if any, who submit a valid Account Holder Letter to the Information Agent prior to the Bar Date (who, for the avoidance of doubt, are not Initial Participating Scheme Creditors or those Participating Scheme Creditors who have already received their entitlement to the Surplus Term Sheet New Notes, the Surplus New Perpetual Notes and the Surplus New Shares on a prior Quarterly Distribution Date) in each case in accordance with their respective entitlements under the Schemes and subject to and in accordance with Part D below and the terms of the Distribution Agreement; and

(b)	second, in the event that there is any Remaining Surplus Scheme Consideration, the Scheme Consideration Trustee shall use its reasonable endeavours to sell the Remaining Surplus Scheme Consideration as soon as reasonably practicable after the Final Distribution Date and (after the deduction of reasonable costs and expenses of sale) transfer the net cash proceeds of sale to any charity which the Company may select in its sole discretion.

(c)

PART C

Notices, Scheme claims & Bar Date

6	Notices to Scheme Creditors and Others

6.1	The Company shall notify the Scheme Creditors, the Senior Lenders, QGX, the Old Notes Trustee, the Shared Security Agent, the New Notes Trustee, the New Perpetual Notes Trustee, the Share Registrar and the Agents in writing when the Scheme Effective Date has occurred promptly after the occurrence of the Scheme Effective Date.

6.2	In the notice to be given by the Company specifying the Restructuring Effective Date pursuant to Clause 5.1 the Company shall also specify the Initial Distribution Date, the Quarterly Distribution Dates, the Bar Date and the Final Distribution Date.

6.3	Notices under this Clause 6 to Scheme Creditors shall be given by the Company in the following ways:

6.3.1	by notice on the Scheme Website;

6.3.2	by notice through the Old Notes Depository;

6.3.3	by notice via electronic mail to each person who the Company believes may be a Scheme Creditor, and who has registered as a Scheme Creditor with the Company or the Information Agent or otherwise notified the Company or the Information Agent of its valid email address; and

6.3.4	by the publishing of an announcement on the respective websites of HKEx and SGX-ST.

7	Record Time and Scheme Claims

7.1	All Scheme Claims shall be determined as at the Record Time.

7.2	The Scheme Creditors acknowledge and agree that the Information Agent shall use the Account Holder Letter submitted by or on behalf of each Scheme Creditor, as verified against the books and records of the Old Notes Depository, to determine the Scheme Claim of each Scheme Creditor and its entitlement to its share of the Scheme Consideration and any such determination shall (in the absence of wilful default, wilful misconduct or fraud) be conclusive and binding on the Scheme Creditors and the Company.

7.3	The Information Agent shall use reasonable endeavours to review each Account Holder Letter (including any Distribution Confirmation and Designated Recipient Form, if applicable) and all blocking instructions promptly after receipt. Notwithstanding the foregoing it is the responsibility of each Scheme Creditor to ensure that any Account Holder Letter (including any Distribution Confirmation and Designated Recipient Form, if applicable) submitted in respect of its Scheme Claim has been validly completed.

8	Assignments or Transfers of Scheme Claims

8.1	The Company shall be under no obligation to recognise any assignment or transfer of any Scheme Claim after the Record Time and all entitlements of Participating Scheme Creditors under this Cayman Scheme shall be determined as at the Record Time, save that where the Company has received after the Record Time, from the relevant parties written notice of an assignment or transfer of a Scheme Claim, the Company may, in its discretion (acting reasonably) and subject to such evidence as it may reasonably require and to any other terms and conditions which the Company may consider necessary or desirable, agree to recognise such assignment or transfer for the purposes of determining entitlements under the Schemes. Any assignee or transferee of Scheme Claims so recognised by the Company shall be bound by the terms of the Schemes as if it were a Scheme Creditor and shall produce such evidence as the Company may reasonably require to confirm that it has agreed to be bound by the terms of the Schemes. Neither the Old Notes Trustee nor the Registrar will be responsible for confirming noteholders as at the Record Time or for monitoring, acknowledging or processing any assignments that occur after the Record Time.

9	Bar Date

9.1	In order to be entitled to receive any Scheme Consideration, a Scheme Creditor must ensure that a duly completed and executed Account Holder Letter, Distribution Confirmation and, if applicable, Designated Recipient Form are provided to and received by the Information Agent by no later than the Bar Date in accordance with the instructions set out therein.

9.2	Any Scheme Creditor that fails to comply with Clause 9.1 shall be a Non-Participating Scheme Creditor and shall not receive any Scheme Consideration or any other benefits under the terms of the Schemes but shall have its Scheme Claims released in accordance with the terms of this Cayman Scheme. The Scheme Consideration to which that Non-Participating Scheme Creditor would otherwise have been entitled shall form part of the Remaining Surplus Scheme Consideration to be sold by the Scheme Consideration Trustee as soon as reasonably practicable after the Final Distribution Date and the net proceeds of sale (after deducting the reasonable costs and expenses of sale) are to be transferred to any charity which the Company may select in its sole discretion in accordance with the provisions of Part D and the Distribution Agreement.

10	Acceptance of Documentation

10.1	Any Account Holder Letters, Distribution Confirmations and Designated Recipient Forms submitted shall:

10.1.1	provide the Company with such information as it may reasonably require to enable Scheme Consideration to be distributed to the relevant Participating Scheme Creditors in accordance with the terms of the Schemes and the Distribution Agreement; and

10.1.2	in any event, be submitted in accordance with the instructions set out in the relevant Account Holder Letter.

10.2	Whether an Account Holder Letter, Distribution Confirmation and Designated Recipient Form has been duly completed for the purposes of Clause 10.1 shall be determined by the Company at its discretion (but, if the Company considers it appropriate, in consultation with the Old Notes Depository) provided that, if the Company considers any such document not to have been duly completed, it shall promptly:

10.2.1	prepare a written statement of its reasons for that conclusion; and

10.2.2	send that written statement by email to the party that provided the relevant document.

PART D

distribution of sCheme consideration
TO SCHEME CREDITORS

11	Term Sheet New Notes

11.1	On the Initial Distribution Date, Energy Resources shall issue the Term Sheet New Notes in accordance with the terms of this Cayman Scheme, the New Notes Indenture and the Distribution Agreement.

11.2	Each Participating Scheme Creditor shall be entitled to receive a share of the Term Sheet New Notes calculated in accordance with the following formula, such that each Participating Scheme Creditor will be entitled to receive (rounded down to the nearest US$1.00 and subject to a minimum denomination of US$1,000):

A Aggregate principal amount of the Term Sheet New Notes	x	B	=	Term Sheet New Notes entitlement
X + (Y- Z)

A = Principal amount of Term Sheet New Notes to be issued (US$395,000,000  plus the principal amount of Term Sheet PIK Notes in relation to the first coupon payment deemed to have occurred on 1 April 2017 pursuant to the New Notes Indenture)

B = Total amount of all principal and interest outstanding in respect of the Old Notes held by a Participating Scheme Creditor as at the Record Time, plus interest accrued between the Record Time and the Initial Distribution Date on any such Old Notes.

X = Total amount of all principal and interest outstanding in respect of the Old Notes as at the Initial Distribution Date.

Y = Total amount of all principal and interest outstanding in respect of the Senior Secured Facilities Agreement as at the Initial Distribution Date.

Z = US$30,000,000

11.3	On the Initial Distribution Date, Energy Resources shall issue the New Notes in global registered form in the name of the New Notes Depository or its nominee.

11.4	On the Initial Distribution Date, the portion of the Term Sheet New Notes which forms Scheme Consideration will be allocated to the relevant accounts in the Clearing Systems as follows:

11.4.1	the Initial Term Sheet New Notes to the Initial Participating Scheme Creditors (or their Designated Recipients, if any) in the aggregate principal amount of the Term Sheet New Notes to which they are entitled, as calculated in accordance with the formula set out in Clause 11.2 above; and

11.4.2	the Surplus Term Sheet New Notes to the Scheme Consideration Trustee to be held on trust for the Participating Scheme Creditors during the Holding Period in accordance with the terms of the Distribution Agreement.

11.5	On the Initial Distribution Date, the portion of the Term Sheet New Notes which do not form Scheme Consideration will be allocated to the relevant accounts of the Senior Lenders in the Clearing Systems in accordance with the terms of the Senior Secured Facilities Restructuring Documents.

11.6	During the Holding Period, the Scheme Consideration Trustee shall make Quarterly Distributions of the Surplus Term Sheet New Notes (including any interest paid to the Scheme Consideration Trustee by Energy Resources in respect thereof) to those Participating Scheme Creditors (or their Designated Recipients, if any) who are not Initial Participating Scheme Creditors or those Participating Scheme

Creditors who have already received their entitlement to the Surplus Term Sheet New Notes on a prior Quarterly Distribution Date, if applicable, in the aggregate principal amount of the Surplus Term Sheet New Notes to which they are entitled, as calculated in accordance with the formula set out in Clause 11.2 above and pursuant to the terms of the Distribution Agreement.

11.7	On the Final Distribution Date, the Scheme Consideration Trustee shall distribute the Surplus Term Sheet New Notes (including any interest paid to the Scheme Consideration Trustee by Energy Resources in respect thereof) as follows:

11.7.1	first, by way of the final Quarterly Distribution, to those Participating Scheme Creditors or their Designated Recipients, if any, who are not Initial Participating Scheme Creditors or those Participating Scheme Creditors who have already received their entitlement to the Surplus Term Sheet New Notes on a prior Quarterly Distribution Date, in the aggregate principal amount of the Surplus Term Sheet New Notes to which they are entitled, as calculated in accordance with Clause 11.2 above and pursuant to the terms of the Distribution Agreement; and

11.7.2	second, in the event that there is any Remaining Surplus Scheme Consideration, the Scheme Consideration Trustee shall use its reasonable endeavours to sell the Remaining Surplus Scheme Consideration as soon as reasonably practicable after the Final Distribution Date and (after the deduction of reasonable costs and expenses) transfer the net cash proceeds of sale to any charity which the Company may select in its sole discretion.

11.8	The holders of the New Notes shall have the benefit of the New Shared Security.

11.9	No Participating Scheme Creditor shall be entitled to receive the Term Sheet New Notes under more than one Scheme. Without prejudice to the generality of Clause 27, the performance by the Company of its obligations under this Clause 11 shall operate to discharge any corresponding obligations of the Company under the Hong Kong Scheme.

11.10	The obligations of Energy Resources to issue and allot the Term Sheet New Notes to each Participating Scheme Creditor entitled to receive them under this Cayman Scheme shall be satisfied by Energy Resources depositing the New Notes (including, for the avoidance of doubt, the Term Sheet New Notes) in global registered form with the New Notes Depository or its nominee for the accounts of the Clearing Systems.

12	New Perpetual Notes

12.1	On the Initial Distribution Date, the Company shall issue the New Perpetual Notes in accordance with the terms of this Cayman Scheme, the New Perpetual Notes Indenture and the Distribution Agreement.

12.2	Each Participating Scheme Creditor shall be entitled to receive a share of the New Perpetual Notes calculated in accordance with the formula below such that each Participating Scheme Creditor shall be entitled to receive (rounded down to the nearest US$1.00 and subject to a minimum denomination of US$1,000):

(A – B) Aggregate principal amount of the New Perpetual Notes (less New Perpetual Notes entitlement due to QGX)	x	C	=	New Perpetual Notes entitlement
X + (Y- Z)
A = Aggregate principal amount of New Perpetual Notes to be issued (US$195,000,000)

B = Principal amount of New Perpetual Notes to be issued to QGX (US$45,000,000)

C = Total amount of all principal and interest outstanding in respect of the Old Notes held by a Participating Scheme Creditor as at the Record Time, plus interest accrued between the Record Time and the Initial Distribution Date on any such Old Notes.

X = Total amount of all principal and interest outstanding in respect of the Old Notes as at the Initial Distribution Date.

Y = Total amount of all principal and interest outstanding in respect of the Senior Secured Facilities Agreement as at the Initial Distribution Date.

Z = US$30,000,000

12.3	On the Initial Distribution Date, the Company shall issue the New Perpetual Notes in global registered form in the name of the New Notes Depository or its nominee.

12.4	On the Initial Distribution Date, the portion of the New Perpetual Notes which forms Scheme Consideration will be allocated to the relevant accounts in the Clearing Systems as follows:

12.4.1	the Initial New Perpetual Notes to the Initial Participating Scheme Creditors or their Designated Recipients, if any, in the aggregate principal amount of the New Perpetual Notes to which they are entitled, as calculated in accordance with the formula set out in Clause 12.2 above; and

12.4.2	the Surplus New Perpetual Notes to the Scheme Consideration Trustee to be held on trust for the Participating Scheme Creditors during the Holding Period in accordance with the terms of the Distribution Agreement.

12.5	On the Initial Distribution Date, the portion of the New Perpetual Notes which do not form Scheme Consideration will be allocated to the relevant accounts of the Senior Lenders and QGX in the Clearing Systems in accordance with the terms of the Senior Secured Facilities Restructuring Documents and the Promissory Notes Restructuring Documents, respectively.

12.6	During the Holding Period, the Scheme Consideration Trustee shall make Quarterly Distributions of the Surplus New Perpetual Notes (including such distributions, if any, as are paid thereunder by the Company to the Scheme Consideration Trustee)

to those Participating Scheme Creditors or their Designated Recipients, if any, who are not Initial Participating Scheme Creditors or those Participating Scheme Creditors who have already received their entitlement to the Surplus New Perpetual Notes on a prior Quarterly Distribution Date, if applicable, in the aggregate principal amount of the Surplus New Perpetual Notes to which they are entitled, as calculated in accordance with the formula set out in Clause 12.2 above and pursuant to the terms of the Distribution Agreement.

12.7	On the Final Distribution Date, the Scheme Consideration Trustee shall distribute the Surplus New Perpetual Notes as follows:

12.7.1	first, by way of the final Quarterly Distribution to those Participating Scheme Creditors or their Designated Recipients, if any, who are not Initial Participating Scheme Creditors or those Participating Scheme Creditors who have already received their entitlement to the Surplus New Perpetual Notes on a prior Quarterly Distribution Date, in the aggregate principal amount of the Surplus New Perpetual Notes to which they are entitled, as calculated in accordance with Clause 12.2 above and pursuant to the terms of the Distribution Agreement; and

12.7.2	second, in the event that there is any Remaining Surplus Scheme Consideration, the Scheme Consideration Trustee shall use its reasonable endeavours to sell the Remaining Surplus Scheme Consideration as soon as reasonably practicable after the Final Distribution Date and (after the deduction of reasonable costs and expenses) transfer the net cash proceeds of sale to any charity which the Company may select in its sole discretion.

12.8	No Participating Scheme Creditor shall be entitled to receive New Perpetual Notes under more than one Scheme. Without prejudice to the generality of Clause 27, the performance by the Company of its obligations under this Clause 12 shall operate to discharge any corresponding obligations of the Company under the Hong Kong Scheme.

12.9	The obligations of the Company to issue and allot the New Perpetual Notes to each Participating Scheme Creditor entitled to receive them under this Cayman Scheme shall be satisfied by the Company depositing the New Perpetual Notes in global registered form with the New Notes Depository or its nominee for the accounts of the Clearing Systems.

13	New Shares

13.1	On the Initial Distribution Date, the Company shall allot and issue the New Shares in accordance with the terms of this Cayman Scheme and the Distribution Agreement.

13.2	Each Participating Scheme Creditor shall be entitled to receive a pro rata share of the New Shares that form Scheme Consideration such that each Participating Scheme Creditor shall be entitled to receive (rounded down to the nearest whole number of New Shares):

A Aggregate number of the New Shares	x	B	=	New Shares entitlement
X + (Y- Z)

A = Aggregate number of the New Shares to be issued representing in 10% of the shares outstanding on a post-money basis at the Initial Distribution Date (presently estimated to be 1,029,176,778 New Shares).

B = Total amount of all principal and interest outstanding in respect of the Old Notes held by a Participating Scheme Creditor as at the Record Time, plus interest accrued between the Record Time and the Initial Distribution Date on any such Old Notes.

X = Total amount of all principal and interest outstanding in respect of the Old Notes as at the Initial Distribution Date.

Y = Total amount of all principal and interest outstanding in respect of the

Senior Secured Facilities Agreement as at the Initial Distribution Date.

Z = US$30,000,000

13.3	On the Initial Distribution Date, the Company shall allot and issue the portion of the New Shares which forms Scheme Consideration as follows:

13.3.1	the Initial New Shares to the Initial Participating Scheme Creditors or their Designated Recipients, if any, in the aggregate amount of New Shares to which they are entitled, as calculated in accordance with the formula set out in Clause 13.2; and

13.3.2	the Surplus New Shares to the Scheme Consideration Trustee to be held on trust for the Participating Scheme Creditors during the Holding Period in accordance with the terms of the Distribution Agreement.

13.4	On the Initial Distribution Date, the portion of the New Shares which do not form Scheme Consideration will be allocated to the relevant accounts of the Senior Lenders in the Clearing Systems in accordance with the terms of the Senior Secured Facilities Restructuring Documents.

13.5	During the Holding Period, the Scheme Consideration Trustee shall make Quarterly Distributions of the Surplus New Shares to those Participating Scheme Creditors or their Designated Recipients, if any, who are not Initial Participating Scheme Creditors or those Participating Scheme Creditors who have already received their entitlement to the Surplus New Shares on a prior Quarterly Distribution Date, if applicable, in the amount of Surplus New Shares to which they are entitled, as calculated in accordance with the formula set out in Clause 13.2 above and pursuant to the terms of the Distribution Agreement.

13.6	On the Final Distribution Date, the Scheme Consideration Trustee shall distribute the Surplus New Shares as follows:

13.6.1	first, by way of the final Quarterly Distribution, to those Participating Scheme Creditors or their Designated Recipients, if any, who are not Initial Participating Scheme Creditors or those Participating Scheme Creditors who have already received their entitlement to the Surplus New Shares on a prior Quarterly Distribution Date, in the aggregate amount of Surplus New Shares to which they are entitled, as calculated in accordance with Clause 13.2 above and in accordance with the terms of the Distribution Agreement; and

13.6.2	second, in the event that there is any Remaining Surplus Scheme Consideration, the Scheme Consideration Trustee shall use its reasonable endeavours to sell the Remaining Surplus Scheme Consideration as soon as reasonably practicable after the Final Distribution Date and (after the deduction of reasonable costs and expenses) transfer the net cash proceeds of sale to any charity which the Company may select in its sole discretion.

13.7	The obligations of the Company to issue and allot the New Shares to each Participating Scheme Creditor entitled to receive them (or its Designated Recipient, as applicable) under this Cayman Scheme shall be satisfied by the Company directing the Share Registrar to enter, and procuring that the Share Registrar enters the name of that Participating Scheme Creditor (or its Designated Recipient, as applicable), or the name of the relevant CCASS participant account, the Clearstream custodian and/or the Euroclear custodian (depending on the election made by that Participating Scheme Creditor in Part 3 (Distribution of New Shares) of its Account Holder Letter), in the Share Register in respect of the New Shares to which it is entitled.

13.8	The Company undertakes to pay all registration fees, stamp duty, duties, taxes, fees and/or charges payable in connection with the registration of the New Shares in the name of any party pursuant to the terms of this Cayman Scheme (but not, for the avoidance of doubt, in connection with the registration of subsequent transfers of those New Shares).

13.9	No Participating Scheme Creditor shall be entitled to receive the New Shares under more than one Scheme. Without prejudice to the generality of Clause 27, the performance by the Company of its obligations under this Clause 13 shall operate to discharge any corresponding obligations of the Company under the Hong Kong Scheme.

14	Scheme Consideration Trustee

14.1	The Surplus Scheme Consideration (including book entry interests in respect of the Surplus Term Sheet New Notes and the Surplus New Perpetual Notes) allotted or issued, or acknowledged as indebtedness owed, to the Scheme Consideration Trustee or its nominee, shall be held by the Scheme Consideration Trustee on separate trusts, one for each element of the Surplus Scheme Consideration, absolutely as to both capital and interest paid in respect of the Surplus Term Sheet New Notes and Surplus New Perpetual Notes or dividends or any other rights or benefits received in respect of the New Shares for the relevant Participating Scheme Creditors entitled to receive such Surplus Scheme Consideration, in accordance with their respective entitlements under this Cayman Scheme and shall be distributed to the Participating Scheme Creditors in accordance with the terms of this Cayman Scheme, the Distribution Agreement and the Account Holder Letters lodged pursuant to this Cayman Scheme. Distribution by the Scheme Consideration Trustee of the Surplus Scheme Consideration (including book entry interests in the Surplus Term Sheet New Notes and the Surplus New Perpetual Notes) shall be in accordance with the terms of this Cayman Scheme and the Distribution Agreement and shall be binding on the Participating Scheme Creditors and any Designated Recipients. Thereafter, neither the Scheme Consideration Trustee nor any person other than Participating Scheme Creditors (or their Designated Recipients, as applicable) shall at any time whatsoever, either present or future, have any beneficial interest in any of the Surplus Scheme Consideration (including book entry interests in the Surplus Term Sheet New Notes or the Surplus New Perpetual Notes).

14.2	The Scheme Consideration Trustee shall not exercise any rights attaching to any of the Surplus Scheme Consideration held by it (including rights attaching to book entry interests in the Surplus Term Sheet New Notes or the Surplus New Perpetual Notes).

14.3	Pursuant to the terms of the Distribution Agreement, the Scheme Consideration Trustee has the power to appoint an additional or replacement trustee over the Scheme Consideration and at any time, subject to any additional or replacement trustee agreeing to be bound by the terms of the Schemes.

15	Restrictions

15.1	Energy Resources or the Company (as applicable) will not issue any Scheme Consideration to a Scheme Creditor (or its Designated Recipient, as applicable) unless that Scheme Creditor (or its Designated Recipient, as applicable) has provided a duly completed Distribution Confirmation (and Designated Recipient

Form, if applicable) to the Information Agent by the Bar Date within which it has confirmed that it is not a Disqualified Person or a Prohibited Transferee.

15.2	If a Scheme Creditor, being a Disqualified Person or a Prohibited Transferee, has failed to nominate on or before the Bar Date a Designated Recipient that is not a Disqualified Person or a Prohibited Transferee, the Scheme Consideration to which that Scheme Creditor would otherwise be entitled shall form part of the Remaining Surplus Scheme Consideration to be sold by the Scheme Consideration Trustee as soon as reasonably practicable after the Final Distribution Date and the net proceeds of sale (after deducting the reasonable costs and expenses of sale) are to be transferred to any charity which the Company may select in its sole discretion.

15.3	Any Scheme Creditor may decline its entitlement to any or all Scheme Consideration and such entitlement shall form part of the Remaining Surplus Scheme Consideration to be sold by the Scheme Consideration Trustee as soon as reasonably practicable after the Final Distribution Date and the net proceeds of sale (after deducting the reasonable costs and expenses of sale) are to be transferred to any charity which the Company may select in its sole discretion.

16	Fractional Entitlements

16.1	Notwithstanding any other provision of this Cayman Scheme, the aggregate number of New Shares to which a Participating Scheme Creditor is entitled shall be rounded down to the nearest whole number. Fractional entitlements to New Shares which would otherwise have arisen, but for this Clause, shall be disregarded.

16.2	The Term Sheet New Notes and the New Perpetual Notes are indebtedness in principal amounts which are in integral multiples of US$1.00 and US$1.00 respectively. Notwithstanding any other provision of this Cayman Scheme, Participating Scheme Creditors' entitlements to the Term Sheet New Notes will be rounded down to the nearest US$1.00 and in the case of the New Perpetual Notes, will be rounded down to the nearest US$1.00, subject in each case to a minimum denomination of US$1,000 and integral multiples of US$1.00 in excess thereof. All entitlements which would have arisen, but for this Clause, shall be disregarded and shall form part of the Remaining Surplus Scheme Consideration to be sold by the Scheme Consideration Trustee as soon as reasonably practicable after the Final Distribution Date and the net proceeds of sale (after deducting the reasonable costs and expenses of sale) are to be transferred to any charity which the Company may select in its sole discretion.

PART E

General Scheme provisions

17	Modifications of the Rights Attaching to the Term Sheet New Notes, the New Perpetual Notes and the New Shares

17.1	On and after the Restructuring Effective Date, nothing in this Cayman Scheme shall prevent the modification of any of the Term Sheet New Notes, the New Perpetual Notes or the New Shares in accordance with their respective terms.

18	Releases

18.1	With effect from the Restructuring Effective Date, each of the Scheme Creditors on behalf of itself and each of its predecessors, successors and assigns (including any person to whom a Scheme Creditor has transferred its rights in respect of its Scheme Claim after the Record Time) (collectively, the "Scheme Creditor Releasing Parties") to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

18.1.1	the Company, its Personnel and Affiliates (including the Joint Provisional Liquidators);

18.1.2	the Old Notes Trustee, the Shared Security Agent, the Receivers, the Delegates, the Scheme Consideration Trustee, the Information Agent, the Registrar and the Old Notes Depository, in such capacities, and their Personnel and Affiliates;

18.1.3	the Old Notes Subsidiary Guarantors, their Personnel and Affiliates; and

18.1.4	the Steering Committee, the Advisers and their Personnel and Affiliates,

and each of their predecessors, successors and assigns, and in their capacities as such from any and all Claims and/or Liabilities whether known or unknown, fixed or contingent, including any and all Scheme Claims, arising prior to the Restructuring Effective Date or that are or may be based in whole or part on any act, omission, transaction, event or other circumstance taking place or existing on or prior to the Restructuring Effective Date (or in respect of Clause 18.1.2 only, Claims and/or Liabilities which are based on actions taken or not taken by the Old Notes Trustee, the Shared Security Agent, the Receivers, the Delegates, the Scheme Consideration Trustee, the Information Agent, the Registrar and the Old Notes Depository, in such capacities, and their Personnel and Affiliates pursuant to this Cayman Scheme, whether before or after the Restructuring Effective Date) except for:

(a)	any and all claims or causes of action arising from or relating to fraud, wilful default or wilful misconduct;

(b)	any liability of any Adviser, its Personnel and Affiliates arising under a duty of care to its client;

(c)	any and all Claims or Liabilities that any Scheme Creditor Releasing Party may have against the Company and/or any Old Notes Subsidiary Guarantor which do not arise directly or indirectly pursuant to, under or in connection with the Old Note Documents;

(d)	any Claims against or Liabilities of any Adviser, its Personnel and Affiliates that are wholly unrelated to the Noteholder RSA, the Notes Restructuring, the Schemes, the negotiation or preparation thereof, or to any other related matter; and

(e)	in the case of the Old Notes Trustee, the Shared Security Agent, the Receivers, the Delegates, the Information Agent, the Registrar and the Old Notes Depository and their Personnel and Affiliates, any and all Claims or Liabilities which do not relate to or arise in respect of the Old Notes and the Old Notes Documents, provided that the foregoing shall not prejudice or impair any right of any Scheme Creditor Releasing Party created under the Schemes and/or which arises as a result of a failure to comply with any of the terms of the Schemes.

18.2	With effect from the Restructuring Effective Date, each of the Company and the Old Notes Subsidiary Guarantors on behalf of itself and each of its predecessors, successors and assigns (collectively, the "Group Releasing Parties") to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

18.2.1	the Scheme Creditors, their Personnel and Affiliates;

18.2.2	the Steering Committee, the Advisers and their Personnel and Affiliates; and

18.2.3	the Old Notes Trustee, the Shared Security Agent, the Receivers, the Delegates, the Scheme Consideration Trustee, the Information Agent, the Registrar and the Old Notes Depository, in such capacities, and their Personnel and Affiliates, and each of their predecessors, successors and assigns and in their capacities as such from any and all Claims and/or Liabilities whether known or unknown, fixed or contingent, arising prior to the Restructuring Effective Date (or in respect of Clause 18.2.3 only, Claims and/or Liabilities which are based on actions taken or not taken by the Old Notes Trustee, the Shared Security Agent, the Receivers, the Delegates, the Scheme Consideration Trustee, the Registrar and the Old Notes Depository, in such capacities, and their Personnel and Affiliates pursuant to this Cayman Scheme, whether before or after the Restructuring Effective Date), or that are or may be based in whole or part on any act, omission, transaction, event or other circumstance taking place or existing on or prior to the Restructuring Effective Date, except for:

(a)	any and all claims or causes of action arising from or relating to fraud, wilful default or wilful misconduct;

(b)	any and all Claims or Liabilities which do not arise directly or indirectly pursuant to, under or in connection with the Old Note Documents;

(c)	the liability of any Adviser, its Personnel and Affiliates arising under a duty of care to its client;

(d)	any Claims against or Liabilities of any Adviser, its Personnel and Affiliates that are wholly unrelated to the Noteholder RSA, the Notes Restructuring, the Schemes, the negotiation or preparation thereof, or to any related matter; and

(e)	in the case of the Old Notes Trustee, the Shared Security Agent, the Receivers, the Delegates, the Registrar and the Old Notes Depository and their Personnel and Affiliates, any and all Claims or Liabilities which do not relate to or arise in respect of the Old Notes or the Old Notes Documents,

provided that the foregoing shall not prejudice or impair any right of any Group Releasing Party created under the Schemes.

18.3	Each of the Scheme Creditors hereby authorises the Company from the Restructuring Effective Date to enter into, execute and deliver as a deed on behalf of each Scheme Creditor and any person to whom a Scheme Creditor has transferred its rights in respect of its Scheme Claim after the Record Time or who acquires any interest in or arising out of a Scheme Claim after the Record Time, one or more Deeds of Release whereby any and all Claims and Liabilities referred to in Clause 18.1 shall be waived and released fully and absolutely from the Restructuring Effective Date.

18.4	Any Deed of Release to be executed pursuant to the authority conferred by this Clause 18 shall be substantially in the form attached at Schedule 5 (Form of Deed of Release) of this Cayman Scheme subject to any modifications required or approved by the Cayman Court or as the case may be, the Hong Kong Court and shall take effect in relation to such Claims and Liabilities as the Cayman Court or, as the case may be, the Hong Kong Court considers appropriate, provided only that the effect of any such modification is not such as would effect the release of a claim or the imposition of any obligation that is not referred to in Clauses 18.1 or 18.2.

19	Stay of Proceedings

19.1	None of the Scheme Creditors shall commence or continue, or instruct, direct or authorise any other person to commence or continue, any proceeding in respect of Claims or Liabilities that are to be released in accordance with Clause 18.

19.2	Subject to any existing contractual restrictions, a Scheme Creditor may commence a proceeding against the Company after the Restructuring Effective Date in respect of Claims or Liabilities that are not to be released in accordance with Clause 18.

20	Future Liquidation

20.1	This Cayman Scheme shall be unaffected by any present or future liquidation of the Company (including, for the avoidance of doubt, any provisional liquidation of the Company) and shall in those circumstances remain in force according to its terms.

21	Costs and Indemnity

21.1	The Company agrees to be responsible for and shall pay all fees, costs and expenses incurred by the Advisers, the Old Notes Trustee, the Shared Security Agent, the Receivers, the Delegates, the New Notes Trustee, the New Perpetual Notes Trustee, the Share Registrar, the New Shared Security Agent, the Information Agent, the Registrar, the Joint Provisional Liquidators and the Scheme Consideration Trustee in connection with any and/or all actions taken pursuant to the Schemes, including (without limitation) any and/or all actions taken pursuant to the Old Notes Trustee Instruction or the Release Instructions, the execution, delivery, and filing of any releases of security or other documents pursuant thereto, and the distribution of the Scheme Consideration, (provided that, with respect to each party, the relevant fees, costs and expenses have been incurred in accordance with the Old Notes Documents or such other arrangement as may have been agreed between the Company and that party).

21.2	The Company shall hold each Indemnified Party harmless from, and shall indemnify such Indemnified Party from and against any claims, actions, demands, damages, charges, losses, liabilities, obligations, judgments, costs, fees, and expenses which may be incurred by, or asserted or awarded against it in taking any of the steps contemplated by the Schemes, including, without limitation, executing and delivering any releases of security or other documents pursuant to the Old Notes Trustee Instruction and Release Instructions and cancelling the Global Notes, except to the extent that the same arises from the wilful misconduct or gross negligence of such Indemnified Party.

22	Modifications to the Schemes

22.1	The Company may, at any hearing before the Cayman Court or Hong Kong Court to sanction this Cayman Scheme, consent on behalf of all Scheme Creditors to any modifications of the Schemes and/or the Notes Restructuring Documents or any additional terms or conditions which the Cayman Court or Hong Kong Court may think fit to approve or impose which would not directly or indirectly have a material adverse effect on the rights of the Scheme Creditors.

22.2	Without prejudice to the generality of the foregoing, to ensure that the Schemes are consistent with each other, either of this Cayman Scheme or the Hong Kong Scheme may be modified in order to reflect any modification made to the other if, upon the sanctioning of such other Scheme, the Cayman Court and/or the High Court, as the case may be, saw fit to modify this Cayman Scheme and/or the Hong Kong Scheme.

23	Notice

23.1	Any notice or other written communication to be given under or in relation to this Cayman Scheme shall be given in writing and shall be deemed to have been duly given if it is delivered by hand, or sent by courier, post, fax or email to:

23.1.1	in the case of the Company:

(a)	by courier or registered post to c/o PricewaterhouseCoopers, P.O. Box 258, George Town, Grand Cayman KY1-1104, Cayman Islands (Attention: Simon Conway);

(b)	by fax to +1 (345) 979 7000; and

(c)	by email to mongolian.mining@ky.pwc.com and hk.project.aurora@hk.pwc.com;

23.1.2	in the case of a Scheme Creditor, its last known address according to the records of the Company or the Information Agent or by corporate action notice through the Old Notes Depository and/or the New Notes Depository (as applicable); and

23.1.3	in the case of any other person, any address set forth for that person in any agreement entered into in connection with this Cayman Scheme or the last known address according to the Company or by fax to its last known fax number according to the Company.

23.2	Any notice or other written communication to be given under this Cayman Scheme shall be deemed to have been served:

23.2.1	if delivered by hand or courier, on the first Business Day following delivery;

23.2.2	if sent by post, on the second Business Day after posting if the recipient is in the country of despatch, otherwise on the tenth Business Day after posting; and

23.2.3	if by fax or email, on the Business Day sent.

23.3	In proving service, it shall be sufficient proof in the case of a notice sent by post that the envelope was properly stamped, addressed and placed in the post.

23.4	The accidental omission to send any notice, written communication or other document in accordance with this Clause 23 or the non-receipt of any such notice by any Scheme Creditor, shall not affect the provisions of this Cayman Scheme.

23.5	The Company shall not be responsible for any loss or delay in the transmission of any notices, other documents or payments posted by or to any Scheme Creditors which shall be posted at the risk of such Scheme Creditors.

23.6	This Clause 23 shall not apply to the documents comprising Appendix 9 (Solicitation Packet) to the Explanatory Statement, which should be completed and returned in accordance with the instructions set out therein.

24	Exercise of Discretion

24.1	Where under any provision of this Cayman Scheme, a matter is to be determined by the Company, the Information Agent or the Scheme Consideration Trustee, as the case may be, it shall be determined by them in their discretion in such manner as they may consider fair and reasonable. If any difficulty shall arise in determining any such matter either generally or in any particular case or in ensuring the result described above, it shall be resolved by the Company or the Information Agent, as the case may be, in such manner as is fair and reasonable and their decision shall, insofar as permitted by law, be final and binding on all concerned.

25	Foreign Representative

25.1	Either one of the Joint Provisional Liquidators shall be authorised to act as the representative of the Company on and in connection with any Recognition Filing or any application for recognition and assistance in relation to this Cayman Scheme in any jurisdiction and under whatever law including (without limitation) Chapter 15 of the US Bankruptcy Code and any other law derived from or similar to the UNCITRAL Model Law on Cross-Border Insolvency Proceedings.

26	Reliance for Section 3(a)(10) Exemption

26.1	In sanctioning this Cayman Scheme, the Cayman Court has been apprised of the fact that the Company and Energy Resources will rely on its ruling with respect to this Cayman Scheme for the Section 3(a)(10) exemption under the United States Securities Act of 1933 for the issuance of the Scheme Consideration to be distributed to Participating Scheme Creditors in exchange for the Scheme Claims subject to the sanction of this Cayman Scheme by the Cayman Court.

27	Corresponding Discharge of Performance

27.1	The performance by the Company, the Information Agent or the Scheme Consideration Trustee of any obligation under one Scheme (including pursuant to a Deed of Undertaking in respect of such Scheme) shall operate to discharge any corresponding obligation under the other Scheme.

28	Application to the Cayman Court for Directions

28.1	Without prejudice to any rights that the Company might otherwise have in connection with this Cayman Scheme or any aspect of it, the Company shall be entitled to make an application to the Cayman Court for directions at any time in connection with any matter arising under or in relation to this Cayman Scheme.

29	Governing Law and Jurisdiction

29.1	This Cayman Scheme and any non-contractual obligations arising out of or in connection with this Cayman Scheme shall be governed by, and construed in accordance with, the laws of the Cayman Islands and the Company and the Scheme Creditors hereby agree that the courts of the Cayman Islands shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or is connected with the terms of this Cayman Scheme or its implementation or out of any action taken or omitted to be taken under this Cayman Scheme or in connection with the administration of this Cayman Scheme and for such purposes, the Company and the Scheme Creditors irrevocably submit to the jurisdiction of the courts of the Cayman Islands, provided, however, that nothing in this Clause shall affect the validity of other provisions determining governing law and jurisdiction as between the Company and any of the Scheme Creditors whether contained in any contract or for any other purpose.

29.2	The terms of this Cayman Scheme and the obligations imposed on the Company hereunder shall take effect subject to any prohibition or condition imposed by any applicable law.

Schedule 1
Notes Restructuring Documents

1.	the Schemes;

2.	the Explanatory Statement;

3.	Release Instructions;

4.	Old Notes Trustee Instruction;

5.	Deed of Release;

6.	Distribution Agreement;

7.	New Notes Indenture;

8.	New Notes Agent Appointment Letter

9.	New Perpetual Notes Indenture;

10.	New Perpetual Notes Agent Appointment Letter

11.	New Intercreditor Agreement;

12.	New Shared Security Documents; and

13.	all other documents, agreements, instruments, board resolutions, shareholder approvals, releases, notices and legal opinions necessary to implement or consummate the Notes Restructuring in accordance with the terms of the Schemes.

Schedule 2
Form of Deed of Undertaking

DATED ________________2017

(1)  MONGOLIAN MINING CORPORATION (IN PROVISIONAL LIQUIDATION)

(2)  ENERGY RESOURCES LLC

(3)  The NEW NOTES Guarantors

(4)  THE OLD NOTES SUBSIDIARY GUARANTORS

(5)  The scheme consideration trustee

(6)  the information agent

(7)  the Share Registrar

(8)  SIMON CONWAY AND CHRISTOPHER SO MAN CHUN ACTING IN THEIR CAPACITIES AS THE JOINT PROVISIONAL LIQUIDATORS OF THE COMPANY

deed of undertaking

Contents

1 Definitions and interpretation	2
2 Undertakings	4
3 Further assurance	5
4 Severability	5
5 Amendments and waivers	5
6 Governing law and jurisdiction	5
7 Counterparts	6
Schedule 1	17
Schedule 2	18

THIS DEED is made on	2017

BETWEEN

1.	MONGOLIAN MINING CORPORATION (In Provisional Liquidation), an exempted company incorporated with limited liability under the laws of the Cayman Islands with company number 240791 and registered in Hong Kong under Part XI of the Companies Ordinance with company number F0017770 with its registered office address situated at PwC Corporate Finance and Recovery (Cayman) Limited, P.O. Box 258, 18 Forum Lane, Camana Bay, Grand Cayman KY1-1104, Cayman Islands (the "Company");

2.	ENERGY RESOURCES LLC, a company incorporated in Mongolia with registration number 2887746 whose registered office is at Central Tower, 15th Floor, 2 Sukhbaata Square, Ulaanbaatar (the “Energy Resources”);

3.	THE NEW NOTES GUARANTORS listed in Schedule 1 (the "New Notes Guarantors");

4.	THE OLD NOTES SUBSIDIARY GUARANTORS listed in Schedule 2 (the "Old Notes Subsidiary Guarantors");

5.	LYNCHPIN BONDHOLDER MANAGEMENT, a company incorporated in Hong Kong as Exeter Group Limited d/b/a Lynchpin Bondholder Management with CR No. 0851014 whose registered office is at Wellington Plaza, 4th Floor, Suite 402, 56-58, Wellington Street, Central, Hong Kong in its capacity as the escrow and distribution agent (the “Scheme Consideration Trustee”);

6.	LYNCHPIN BONDHOLDER MANAGEMENT, a company incorporated in Hong Kong as Exeter Group Limited d/b/a Lynchpin Bondholder Management with CR No. 0851014 whose registered office is at Wellington Plaza, 4th Floor, Suite 402, 56-58, Wellington Street, Central, Hong Kong in its capacity as the information agent (the “Information Agent”);

7.	COMPUTERSHARE HONG KONG INVESTOR SERVICES LIMITED, as share registrar of the Company (the "Share Registrar");

8.	SIMON CONWAY of PwC Corporate Finance & Recovery (Cayman) Limited, P.O. Box 258, 18 Forum Lane, Camana Bay, Grand Cayman KY1-1104, Cayman Islands and CHRISTOPHER SO MAN CHUN of PricewaterhouseCoopers Ltd. (Hong Kong), 22/F Prince's Building, Central, Hong Kong in their capacities as the joint provisional liquidators of the Company.

WHEREAS:

(A)             In March 2012, the Company issued US$600,000,000 8.875% guaranteed senior secured notes due March 2017 pursuant to the terms of the Old Notes Indenture. The Old Notes Subsidiary Guarantors granted certain guarantees in respect of the obligations of the Company under the Old Notes Indenture.

(B)             On 19 July 2016, the Grand Court of the Cayman Islands appointed Simon Conway of PwC Corporate Finance and Recovery (Cayman) Limited and Christopher So Man Chun of PricewaterhouseCoopers Ltd as joint provisional liquidators of the Company (the "JPLs").

2

(C)             A scheme of arrangement was proposed in respect of the Company pursuant to section 86 of the Cayman Islands Companies Law (the "Cayman Scheme") and a scheme of arrangement in respect of the Company was also proposed pursuant to sections 673 and 674 of the Hong Kong Companies Ordinance (the "Hong Kong Scheme", together with the Cayman Scheme, the "Schemes").

(D)             Pursuant to the Schemes, amongst other things, as set out more fully in the Schemes:

a.	the Scheme Claims are being released, together with all Claims and Liabilities that each of the Scheme Creditors have against the Company and each of the Old Notes Subsidiary Guarantors;

b.	the Company is the issuer of the New Perpetual Notes and the New Shares;

c.	Energy Resources is the Issuer of the New Notes;

d.	the New Notes Guarantors and the Company will grant certain guarantees in respect of the obligations of Energy Resources under the New Notes Indenture;

e.	The Share Registrar is the share registrar of the Company;

f.	the Information Agent will act as information agent and perform certain functions under the Schemes including without limitation determining the amount of Scheme Consideration to be distributed to each Scheme Creditor; and

g.	the Scheme Consideration Trustee will hold and distribute the Surplus Scheme Consideration to the Participating Scheme Creditors during the Holding Period.

(E)             In accordance with the Schemes, the Undertakers (as defined below) will enter into a deed of undertaking in the form of this Deed, among other things, to agree to be bound by the terms of the Schemes, and to provide a letter to the Cayman Court to this effect.

IT IS AGREED as follows:

1	Definitions and interpretation

Capitalised terms used in this Deed and not defined herein shall have meanings ascribed to them in the Scheme.

1.1	In this Deed:

"Cayman Court" means the Grand Court of the Cayman Islands and any court capable of hearing appeals therefrom.

"Cayman Islands" means the Cayman Islands.

"Hong Kong Court" means the High Court of Hong Kong and any court capable of hearing appeals therefrom.

3

"Hong Kong" means the Hong Kong Special Administrative Region of the People's Republic of China.

"Parties" means the parties to this Deed.

"Majority Consenting Noteholders" has the meaning ascribed to it in the Explanatory statement.

"Undertakers" means, together, Energy Resources, the New Notes Guarantors, the Old Notes Subsidiary Guarantors, the Scheme Consideration Trustee, the Information Agent and the Share Registrar.

1.2	Interpretation

In this Deed, save where the context otherwise requires:

1.2.1	the singular shall include the plural and vice versa;

1.2.2	the headings do not affect the interpretation of this Deed;

1.2.3	a reference to a provision of law is a reference to that provision as extended, applied, amended or re-enacted and includes any subordinate legislation;

1.2.4	a reference to a regulation includes an regulation, rule, official directive, request or guideline (whether or not having the force of law but, if not having the force of law, being of a type with which any person to which it applies is accustomed to comply) of any governmental, inter-governmental or supernatural body, agency, department or regulatory, self-regulatory or other authority or organisation;

1.2.5	a reference to a Clause, a Subclause or a Schedule is a reference to a clause or subclause of, or a schedule to, this Deed;

1.2.6	a reference to any document is a reference to that document as amended, supplemented, novated or restated; and

1.2.7	a reference to a person includes any individual, company, corporation, unincorporated association, trust or body (including a partnership, company, joint venture or consortium), government, state, agency, organisation or other entity whether or not having separate legal personality.

2	Undertakings

In accordance with and subject to the terms of the Schemes, each Undertaker hereby irrevocably and unconditionally undertakes to the Company, the Scheme Creditors, the Cayman Court and the Hong Kong Court:

2.1.1	to be bound by the terms of the Schemes, each in such form as may be sanctioned by the Cayman Court or the Hong Kong Court as applicable, and to provide a letter to the Cayman Court and/or Hong Kong Court to this effect; and

2.1.2	upon instructions by the Company or, if applicable, the Information Agent, to execute, do or procure to be executed and done all such documents,

4

acts or things as may be necessary or reasonably desirable to be executed or done by it for the purposes of giving effect to the terms of the Schemes.

3	Further assurance

At the request of the Company or, if applicable, the Information Agent, an Undertaker shall execute and deliver such documents, and do such things, as may reasonably be required to give full effect to this Deed and the terms of the Schemes that apply to that Undertaker.

4	Severability

Each provision contained in this Deed shall be severable and distinct from every other such provision and if at any time any one of the provisions contained herein becomes invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, neither the validity, legality and enforceability of the remaining provisions under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

5	Amendments and waivers

Any term of this Deed may be amended or waived only with the consent of the Parties and the Majority Consenting Noteholders and any such amendment or waiver will be binding on all Parties.

6	Third Party Rights

Save as expressly stated in this Clause 6 of this Deed, this Deed shall be solely for the benefit of the parties hereto and no other person or entity shall be a third party beneficiary or be able to enforce any of its provisions under the Contracts (Rights of Third Parties) Law 2014. Scheme Creditors and, for the avoidance of doubt, the Cayman Court and Hong Kong Court may enforce this Deed. The consent of any person who is not a party to this Deed is not required to amend or modify this Deed from time to time, save that this Deed may only be amended with the consent of the Majority Consenting Noteholders.

7	Governing law and jurisdiction

7.1	Governing law

This Deed and any non-contractual obligations arising out of or in connection with it shall be governed and construed in accordance with the laws of the Cayman Islands.

7.2	Jurisdiction

The Cayman Courts shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which may arise out of or in connection with this Deed or any non-contractual obligations arising out of or in connection with this Deed and, for such purposes, each of the Parties irrevocably submits to the jurisdiction of the courts of the Cayman Islands.

5

8	Counterparts

This Deed may be executed in any number of counterparts each of which when executed shall constitute a duplicate original and all of which shall constitute one and the same instrument as if the signatures on the counterparts were on a single copy of the instrument.

6

EXECUTION PAGE

This Deed was duly signed and sealed as a deed and delivered on the date which first appears on page 1.

EXECUTED AS A DEED

For and on behalf of MONGOLIAN MINING CORPORATION (IN PROVISIONAL LIQUIDATION) acting by one of its joint provisional liquidators as agent and without personal liability

_________________________________________

Name: Simon Conway

Title: Joint Provisional Liquidator of the Company

in the presence of witness:

__________________________________________Name:

Address:

EXECUTED AS A DEED

For and on behalf of Energy Resources LLC

_______________________________________

Name:

Title:

in the presence of witness:

__________________________________________

Name:

Address:

7

NEW NOTES GUARANTORS

EXECUTED AS A DEED

For and on behalf of Mongolian Coal Corporation Limited

_________________________________________

Name:

Title:

in the presence of witness:

__________________________________________

Name:

Address:

EXECUTED AS A DEED

For and on behalf of Mongolian Coal Corporation S. À r.l.

_________________________________________

Name:

Title:

in the presence of witness:

__________________________________________

Name:

Address:

EXECUTED AS A DEED

For and on behalf of Energy Resources Corporation LLC

_________________________________________

Name:

Title:

8

in the presence of witness:

__________________________________________

Name:

Address:

EXECUTED AS A DEED

For and on behalf of Energy Resources Rail LLC

_________________________________________

Name:

Title:

in the presence of witness:

__________________________________________

Name:

Address:

EXECUTED AS A DEED

For and on behalf of Gobi Road LLC1

_________________________________________

Name:

Title:

in the presence of witness:

__________________________________________

Name:

Address:

1If this entity exists at the Restructuring Effective Date.

9

EXECUTED AS A DEED

For and on behalf of Tavan Tolgoi Airport LLC

_________________________________________

Name:

Title:

in the presence of witness:

__________________________________________

Name:

Address:

EXECUTED AS A DEED

For and on behalf of United Power LLC

_________________________________________

Name:

Title:

in the presence of witness:

__________________________________________

Name:

Address:

EXECUTED AS A DEED

For and on behalf of Enrestechnology LLC

_________________________________________

Name:

Title:

in the presence of witness:

10

__________________________________________

Name:

Address:

EXECUTED AS A DEED

For and on behalf of Ukhaa Khudag Water Supply LLC

_________________________________________

Name:

Title:

in the presence of witness:

__________________________________________

Name:

Address:

11

OLD NOTES SUBSIDIARY GUARANTORS

EXECUTED AS A DEED

For and on behalf of Mongolian Coal Corporation Limited

_________________________________________

Name:

Title:

in the presence of witness:

__________________________________________

Name:

Address:

EXECUTED AS A DEED

For and on behalf of Mongolian Coal Corporation S. À r.l.

_________________________________________

Name:

Title:

in the presence of witness:

__________________________________________

Name:

Address:

EXECUTED AS A DEED

For and on behalf of Energy Resources Corporation LLC

_________________________________________

Name:

Title:

12

in the presence of witness:

__________________________________________

Name:

Address:

EXECUTED AS A DEED

For and on behalf of Energy Resources LLC

_______________________________________

Name:

Title:

in the presence of witness:

13

THE SCHEME CONSIDERATION TRUSTEE

EXECUTED AS A DEED

For and on behalf of LYNCHPIN BONDHOLDER MANAGEMENT

_________________________________________

Name:

Title:

in the presence of witness:

__________________________________________

Name:

Address:

THE INFORMATION AGENT

EXECUTED AS A DEED

For and on behalf of LYNCHPIN BONDHOLDER MANAGEMENT

_________________________________________

Name:

Title:

in the presence of witness:

__________________________________________

Name:

Address:

14

THE SHARE REGISTRAR

EXECUTED AS A DEED

For and on behalf of COMPUTERSHARE HONG KONG INVESTOR SERVICES LIMITED

_________________________________________

Name:

Title:

in the presence of witness:

__________________________________________

Name:

Address:

15

THE JPLs

EXECUTED AS A DEED

For and on behalf of Simon Conway and Christopher So Man Chun in their capacity as joint provisional liquidators of the Company and without personal liability.

____________________________________

Name: Simon Conway

Title: Joint Provisional Liquidator of the Company

Address:

Fax:

Attention:

Email:

in the presence of witness:

______________________________________

Name:

Address:

_____________________________________

Name: Christopher So

Title: Joint Provisional Liquidator of the Company

Address:

Fax:

Attention:

Email:

in the presence of witness:

_______________________________________

Name:

Address:

16

Schedule 1

New notes Guarantors2

1.	Mongolian Coal Corporation Limited;

2.	Mongolian Coal Corporation S.à r.l.;

3.	Energy Resources Corporation LLC;

4.	Energy Resources Rail LLC;

5.	Gobi Road LLC;[3]

6.	Tavan Tolgoi Airport LLC;

7.	United Power LLC;

8.	Enrestechnology LLC; and

9.	Ukhaa Khudag Water Supply LLC.

__________________________

2 For the avoidance doubt, Mongolian Mining Corporation (In Provisional Liquidation) is a guarantor in respect of the New Notes, but is not listed here as it the company that is the subject of the Schemes.

3 Gobi Road LLC is currently in the process of being merged into Energy Resources and may not exist as a corporate entity at the date of this Deed. As a result of the merger, all the assets and liabilities of Gobi Road LLC, if any, shall become assets and liabilities of Energy Resources.

17

Schedule 2

OLD notes SUBSIDIARY Guarantors

1.	Mongolian Coal Corporation Limited;

2.	Mongolian Coal Corporation S.à r.l;

3.	Energy Resources Corporation LLC; and

4.	Energy Resources LLC.

18

SCHEDULE 3

FORM OF RELEASE INSTRUCTIONS

[LETTERHEAD OF Deutsche Bank Trust Company Americas]

To:	DB Trustees (Hong Kong) Limited as the “Shared Security Agent”

Attention:	Trust and Agency Services
Address:	52/F International Commerce Centre, 1 Austin Road West, Hong Kong
Fax:	+852 2203 7320

_________________ 2017

Dear Sirs

Release Instructions

1.	We refer to:

(a)	the indenture dated 29 March 2012 (as amended, varied and supplemented from time to time, the “Old Notes Indenture”) between, amongst others, Mongolian Mining Corporation (in provisional liquidation) (the “Company”) as issuer and Deutsche Bank Trust Company Americas in its capacity as trustee under the Old Notes Indenture (the “Old Notes Trustee”);

(b)	the intercreditor agreement dated 29 March 2012 (the “Old Intercreditor Agreement”) between, amongst others, Energy Resources LLC, Energy Resources Corporation LLC, Mongolian Coal Corporation Limited, Mongolian Coal Corporation S.A.R.L., Transgobi LLC and Energy Resources Mining LLC as original guarantors, the Company, Deutsche Bank Trust Company Americas as bond trustee and the Shared Security Agent (as amended, supplemented, novated and restated from time to time);

(c)	the schemes of arrangement between the Company and the Scheme Creditors under each of:

(i)	section 86 of the Cayman Islands Companies Law (2016 Revision); and

(ii)	sections 673 and 674 of the Companies Ordinance (Cap 622) as applicable in Hong Kong,

(together, the “Schemes”);

(d)	the instructions executed and delivered by the Company (for and on behalf of the Scheme Creditors and pursuant to the terms of the Schemes) to the Old Notes Trustee dated [●] 2017 instructing the Old Notes Trustee to, amongst other things, deliver these Release Instructions to the Shared Security Agent (the “Old Notes Trustee Instruction”);

(e)	the explanatory statement dated [●] 2017 (the “Explanatory Statement”) relating to the Schemes;

(f)	the implementation deed dated [●] 2017 between, amongst others, the Company as existing borrower, Energy Resources LLC as new borrower, certain existing and new guarantors, BNP Paribas Singapore Branch and Industrial and Commercial Bank of China Limited as mandated lead arrangers and Madison Pacific Trust Limited as new agent, new security agent and new shared security agent (the “Implementation Deed”);

(g)	a New York law governed deed of release dated on or around the date of these Release Instructions between, among others, the Company, the Old Notes Subsidiary Guarantors and the Scheme Creditors; and

(h)	the appointment on or around 26 April 2016, of Roderick John Sutton, John Howard Batchelor and Kenneth Fung of FTI Consulting as receivers over the shares of MCCL pursuant to the terms of the MCCL Share Charge (the “Receivers”) and Roderick John Sutton, John Howard Batchelor and Kenneth Fung of FTI Consulting as delegates of the Shared Security Agent in respect of the shares of MCCSARL following the enforcement by the Shared Security Agent of the MCCSARL Share Pledge (the “Delegates”).

1

2.	Unless the context requires otherwise, terms used herein shall have the same meanings ascribed to them in the Schemes or the Explanatory Statement, as the case may be.

3.	Pursuant to the authority conferred on us by the Schemes and the Old Notes Trustee Instruction, we hereby instruct you, promptly following the later of (i) your receipt of these Release Instructions and (ii) the Lender Release Instructions (as defined in the Implementation Deed) becoming effective pursuant to the terms of the Implementation Deed, to:

(i)	execute the MCCSARL security release letter, substantially in the form set forth in Schedule 1 hereto, date and deliver such letter to MCCL and MCCSARL;

(ii)	execute the deed of release for the MCCL Share Charge, substantially in the form set forth in Schedule 2 hereto, date and deliver such deed to MMC;

(iii)	execute the instruction letter (“Receivers Instruction Letter”) to the Receivers, substantially in the form set forth in Schedule 3 hereto, date and deliver such letter to the Receivers;

(iv)	execute the instruction letter (“Delegates Instruction Letter”) to the Delegates, substantially in the form set forth in Schedule 4 hereto, date and deliver such letter to the Delegates;

(v)	execute the Deed of Termination of Receivers (as defined in the Receivers Instruction Letter) delivered to you by the Receivers, date and deliver such deed to MCCL;

(vi)	date and deliver the Deeds of Resignation (as defined in the Receivers Instruction Letter), delivered to you by the Receivers, to MCCL;

(vii)	execute the Deed of Termination of Delegates (as defined in the Delegates Instruction Letter) delivered to you by the Delegates, date and deliver such deed to MCCSARL; and

(viii)	deliver to MCCL, all the documents, certificates, letters, forms, notes and resolutions in your possession which were delivered to you pursuant to Clause 4.2 of the MCCL Share Charge.

2

Yours faithfully

Deutsche Bank Trust Company Americas,

as Old Notes Trustee

By: Deutsche Bank National Trust Company

______________________________
Name:
Title:

______________________________
Name:
Title:

Address:	Deutsche Bank Trust Company Americas
c/o Deutsche Bank National Trust Company
100 Plaza One
Jersey City, New Jersey 07311-3901
United States of America
Phone:	201-593-3484
Email:	ana.higueras@db.com

[Signature page to the Old Notes Trustee to Shared Security Agent Release Instructions]

Schedule 1	Security Release Letter - MCCSARL Share Pledge

To:	Mongolian Coal Corporation Limited
c/o
Energy Resources LLC
Central Tower
15/F, 2 Sukhbaatar Square,
SBD 8, Ulaanbaatar – 210620a,
Mongolia
Fax: +916 1132 2279
Attention: Dr. Battsengel Gotov

And to:	Mongolian Coal Corporation S.à r.l.
c/o
Energy Resources LLC
Central Tower
15/F, 2 Sukhbaatar Square,
SBD 8, Ulaanbaatar – 210620a,
Mongolia
Fax: +916 1132 2279
Attention: Dr. Battsengel Gotov

From:	DB Trustees (Hong Kong) Limited
52/F International Commerce Centre, 1 Austin Road West, Hong Kong
Fax: +852 2203 7320
Attention: Trust and Agency Services

________________ 2017

Dear Sir or Madam,

Luxembourg Security Release Letter (the Release Letter)

We make reference to the Luxembourg law share pledge agreement dated 29 March 2012 between Mongolian Mining Corporation Limited as pledgor (the Pledgor), DB Trustees (Hong Kong) Limited acting for itself and as shared security agent for the benefit of the Secured Parties (as defined in the Share Pledge Agreement) (the Shared Security Agent) and Mongolian Coal Corporation S.à r.l. as company (the Company) (the Share Pledge Agreement). Terms defined in the Share Pledge Agreement shall bear the same meaning herein, unless expressly provided to the contrary.

We hereby, without recourse, representation or warranty, irrevocably and unconditionally release, and grant full discharge of the Pledge created pursuant to the Share Pledge Agreement in our favor as security for the Secured Obligations and all rights, titles and interest relating to the Pledged Portfolio in general are hereby freed and discharged from the Pledge (the Release).

We hereby, without recourse, representation or warranty, irrevocably and unconditionally release the Pledgor and the Company from all obligations, representations, warranties, undertakings and covenants in the Share Pledge Agreement, and all proxies and powers of attorney granted to us under the Share Pledge Agreement are revoked and terminated.

We hereby, without recourse, representation or warranty, reassign and retransfer to the Pledgor (as applicable) all right, interest and title to the Pledged Portfolio, which were pledged to us (if any) under the Share Pledge Agreement.

We hereby (i) notify the Pledgor and the Company of the release of the Pledge under the Share Pledge Agreement and (ii) give our consent to, and by signing hereunder the Company undertakes to make the appropriate entry recording the Release in the register of shareholders of the Company (the Shareholder’s Register) with the following wording:

“Pursuant to a release letter dated _____________, […] has unconditionally and irrevocably released and discharged in full the Pledge over the Pledged Portfolio (each such term as defined in the Share Pledge Agreement) created under the share pledge agreement dated 29 March 2012 (the Share Pledge Agreement), and entered into between, Mongolian Mining Corporation Limited as pledgor, DB Trustees (Hong Kong) Limited acting for itself

Sch. 1-1

and as shared security agent for the benefit of the Secured Parties (as defined in the Share Pledge Agreement) and Mongolian Coal Corporation S.à r.l. as company.”

We hereby instruct and appoint any manager of the Company, each acting individually, with full power of substitution, to record, with effect as from the date hereof, the Release into the Shareholder’s Register.

We, and by countersigning below, each of the Pledgor and the Company hereby agrees, from the date of this Release Letter and as a result of the Release, that it has no further or remaining rights or claims against any other parties under, and in respect of, the Share Pledge Agreement.

This Release Letter shall be governed by Luxembourg law and the courts of Luxembourg-City shall have exclusive jurisdiction to settle any dispute which may arise from or in connection with it.

Yours faithfully,

The Shared Security Agent

DB Trustees (Hong Kong) Limited

By:
Name:
Title:

For acknowledgement and acceptance

The Pledgor

Mongolian Coal Corporation Limited

By:
Name:
Title:

The Company

Mongolian Coal Corporation S.à r.l.

By:
Name:
Title:

[Signature page to the Security Release Letter (MCCSARL Share Pledge)]

Schedule 2                  Deed of Release – MCCL Share Charge

THIS DEED OF RELEASE is made on ________________ 2017

BY

(1)	DB TRUSTEES (HONG KONG) LIMITED as shared security agent and trustee for the Secured Parties on the terms and conditions set out in the Intercreditor Agreement (the “Shared Security Agent”, which expression shall include its successors, assigns and transferees)

In favour of:

(2)	MONGOLIAN MINING CORPORATION, an exempted company incorporated with limited liability under the laws of the Cayman Islands with company number CT-240791 and registered in Hong Kong under Part XI of the Companies Ordinance with company number F0017770 (the “Chargor”).

WHEREAS

(A)	In connection with an intercreditor agreement dated 29 March 2012 between, among others, the Chargor, the Original Guarantors (as defined therein), Standard Bank Plc as senior agent and DB Trustees (Hong Kong) Limited as shared security agent (the "Intercreditor Agreement"), the Chargor granted security for the Secured Obligations over certain shares in favour of DB Trustees (Hong Kong) Limited as shared security agent under the Intercreditor Agreement pursuant to the Share Charge dated 29 March 2012 between the Chargor and DB Trustees (Hong Kong) Limited as shared security agent (the "Share Charge").

(B)	The Shared Security Agent has been requested to release the Security and has agreed to do so upon the terms and conditions of this Deed.

(C)	This deed is supplemental to the Share Charge.

IT IS AGREED as follows:

1.	Terms defined in the Share Charge shall have the same meaning in this deed.

2.	The Shared Security, Agent without recourse, representation or warranty:

(a)	releases all the Charged Property from the Security constituted by the Share Charge; and

(b)	reassigns all the Charged Property assigned to the Shared Security Agent by or pursuant to the Share Charge.

3.	The Charged Property shall be held freed and discharged from the Security created by, and all claims arising under, the Share Charge.

4.	The Shared Security Agent agrees that it will (at the cost and expense of the Chargor) do all things and execute all documents as may be reasonably be necessary to give effect to this release and reassignment.

5.	This deed shall be governed and construed in accordance with the laws of Hong Kong.

IN WITNESS WHEREOF this deed has been executed by the Shared Security Agent and is intended to be and is hereby delivered on the date specified above.

Sch. 2-1

EXECUTION PAGE

The Shared Security Agent

EXECUTED AS A DEED	)
The Common Seal of	)
DB TRUSTEES (HONG KONG) LIMITED	)
was affixed in the presence of:	)

_______________________________________

Authorized signatory

________________________________________

Authorised signatory

[Signature page to the Deed of Release (MCCL Share Charge)]

Schedule 3                  Instruction Letter to Receivers – MCCL Share Charge

To:	Roderick John Sutton, John Howard Batchelor and Kenneth Fung (collectively, the “Receivers”)
FTI Consulting
Level 22, The Center, 99 Queen's Road Central, Central, Hong Kong
Fax: +852 3012 9664

From:	DB Trustees (Hong Kong) Limited (the “Shared Security Agent”)
52/F International Commerce Centre, 1 Austin Road West, Hong Kong
Fax: +852 2203 7320
Attention: Trust and Agency Services

We make reference to the share charge dated 29 March 2012 (the “MCCL Share Charge”) granted by Mongolian Mining Corporation (in provisional liquidation) (the “Company”) over its shares in Mongolian Coal Corporation Limited (“MCCL”) in favour of the Shared Security Agent, the deed of appointment of receivers dated 26 April 2016 (the “Deed of Appointment”) between the Receivers and Shared Security Agent pursuant to which the Receivers were appointed as joint and several receivers and managers of all of the Charged Property (as defined in the MCCL Share Charge) and the income of the Charged Property, and the intercreditor agreement dated 29 March 2012 (the “Intercreditor Agreement”) between, amongst others, Mongolian Mining Corporation as the company, Energy Resources LLC, Energy Resources Corporation LLC, Mongolian Coal Corporation Limited, Mongolian Coal Corporation S.A.R.L., Transgobi LLC and Energy Resources Mining LLC as original guarantors, and the Shared Security Agent (as amended, supplemented, novated and restated from time to time).

Unless the context requires otherwise, terms used herein shall have the same meanings ascribed to them in the Intercreditor Agreement.

In exercise of all of our powers, including those conferred by the MCCL Share Charge, the Deed of Appointment and by statute, we hereby instruct you to:

(i)	execute the applicable deeds of resignation (the “Deeds of Resignation”) substantially in the form set forth in Appendix A.1, A.2 and A.3 hereto, and deliver such letters to us; and

(ii)	execute the deed of termination (the “Deed of Termination of Receivers”) substantially in the form set forth in Appendix B hereto, and deliver such deed to us.

It is acknowledged and agreed that by delivering the Deeds of Resignation and Deed of Termination of Receivers to us, you authorise us, without further notice, to date the Deeds of Resignation and Deed of Termination of Receivers in accordance with the instructions we have received from the Bond Trustee and the Permitted Pari Passu Secured Agent on or prior to the date of this instruction letter.

This instruction letter shall be governed by Hong Kong law and the courts of Hong Kong shall have exclusive jurisdiction to settle any dispute which may arise from or in connection with it.

Yours faithfully,

The Shared Security Agent

DB Trustees (Hong Kong) Limited

By:
Name:
Title:

Sch. 3-1

Appendix A.1

To:	The Board of Directors Mongolian Coal Corporation Limited (the “Company”) 26/F Beautiful Group Tower, 77 Connaught Road Central, Hong Kong

Date:	______________________ 2017

Dear Sirs,

Resignation

I hereby tender my unconditional and irrevocable resignation as a director of the Company with effect from the date of this letter. I confirm that:

1.	I have no claims whatsoever against the Company or any of its subsidiaries or associated companies (if any) on any account (whether for loss of office, for accrued remuneration or for fees or otherwise howsoever); and

2.	there is no outstanding agreement or arrangement with the Company or any of its subsidiaries or associated companies (if any) under which the Company or any of such subsidiaries or associated companies has or would have any obligation to me whether now or in the future or under which I would derive any benefit.

This deed is governed by and shall be construed in accordance with the laws of Hong Kong.

IN WITNESS WHEREOF this deed has been executed the day and year above written.

SIGNED, SEALED and DELIVERED	)
as a DEED by	)
Roderick John Sutton	)
in the presence of	)

Signature of witness:
Name of witness:
Title:
Address of witness:

Occupation of witness:

[Deed of resignation of Roderick John Sutton]

Appendix A.2

To:	The Board of Directors Mongolian Coal Corporation Limited (the “Company”) 26/F Beautiful Group Tower, 77 Connaught Road Central, Hong Kong

Date:	______________________ 2017

Dear Sirs,

Resignation

I hereby tender my unconditional and irrevocable resignation as a director of the Company with effect from the date of this letter. I confirm that:

1.	I have no claims whatsoever against the Company or any of its subsidiaries or associated companies (if any) on any account (whether for loss of office, for accrued remuneration or for fees or otherwise howsoever); and

2.	there is no outstanding agreement or arrangement with the Company or any of its subsidiaries or associated companies (if any) under which the Company or any of such subsidiaries or associated companies has or would have any obligation to me whether now or in the future or under which I would derive any benefit.

This deed is governed by and shall be construed in accordance with the laws of Hong Kong.

IN WITNESS WHEREOF this deed has been executed the day and year above written.

SIGNED, SEALED and DELIVERED	)
as a DEED by	)
John Howard Batchelor	)
in the presence of	)

Signature of witness:
Name of witness:
Title:
Address of witness:

Occupation of witness:

[Deed of resignation of John Howard Batchelor]

Appendix A.3

To:	The Board of Directors Mongolian Coal Corporation Limited (the “Company”) 26/F Beautiful Group Tower, 77 Connaught Road Central, Hong Kong

Date:	______________________ 2017

Dear Sirs,

Resignation

I hereby tender my unconditional and irrevocable resignation as a director of the Company with effect from the date of this letter. I confirm that:

1.	I have no claims whatsoever against the Company or any of its subsidiaries or associated companies (if any) on any account (whether for loss of office, for accrued remuneration or for fees or otherwise howsoever); and

2.	there is no outstanding agreement or arrangement with the Company or any of its subsidiaries or associated companies (if any) under which the Company or any of such subsidiaries or associated companies has or would have any obligation to me whether now or in the future or under which I would derive any benefit.

This deed is governed by and shall be construed in accordance with the laws of Hong Kong.

IN WITNESS WHEREOF this deed has been executed the day and year above written.

SIGNED, SEALED and DELIVERED	)
as a DEED by	)
Kenneth Fung	)
in the presence of	)

Signature of witness:
Name of witness:
Title:
Address of witness:

Occupation of witness:

[Deed of resignation of Kenneth Fung]

Appendix B

THIS DEED OF TERMINATION IS MADE ON _________________ 2017

BETWEEN

(1) DB TRUSTEES (HONG KONG) LIMITED as shared security agent (the “Shared Security Agent”); and

(2) RODERICK JOHN SUTTON, JOHN HOWARD BATCHELOR, and KENNETH FUNG of FTI Consulting, Level 22, The Center, 99 Queen’s Road Central, Hong Kong (each a “Receiver” and collectively the “Receivers”).

WHEREAS

A. By a share charge dated 29 March 2012 and made between Mongolian Mining Corporation (the “Company”) and the Shared Security Agent (the “MCCL Share Charge”), the Company charged all of its right, title and interest in and to the Charged Property (as defined in the MCCL Share Charge) in favour of the Shared Security Agent as security for the payment and discharge of the Secured Obligations (as defined in the MCCL Share Charge).

B. By a deed of appointment made on 26 April 2016 and made between the Shared Security Agent and the Receivers (the “Deed of Appointment”), the Shared Security Agent appointed the Receivers to be joint and several receivers and managers of all of the Charged Property and the income of the Charged Property.

NOW THIS DEED WITNESSES as follows:

1. DEFINITIONS

“Affiliates” means, in relation to any person, its current and former direct and indirect subsidiaries, subsidiary undertakings, parent companies, holding companies, partners, equity holders, members and managing members, and any of their respective Affiliates.

“Existing Claims” means all and any actions, causes of action, claims, counterclaims, suits, debts, sums of money, accounts, contracts, agreements, promises, contribution, indemnification, damages, judgments, executions, demands or rights whatsoever or howsoever arising, whether present, future, prospective or contingent, known or unknown, whether or not for a fixed or unliquidated amount, whether or not involving the payment of money or the performance of an act or obligation or any failure to perform any obligation or any omission, whether arising at common law, in equity or by statute in or under the laws of the Cayman Islands, Hong Kong, New York, England and Wales, Luxembourg or Mongolia or under any other law or in any other jurisdiction howsoever arising.

“Intercreditor Agreement” means the intercreditor agreement dated 29 March 2012 between, amongst others, Mongolian Mining Corporation as the company, Energy Resources LLC, Energy Resources Corporation LLC, Mongolian Coal Corporation Limited, Mongolian Coal Corporation S.A R.L., Transgobi LLC and Energy Resources Mining LLC as original guarantors, and the Shared Security Agent (as amended, supplemented, novated and restated from time to time).

“Personnel” means, in relation to any person, its current and former officers, partners, directors, employees, staff, agents, counsel and other representatives.

2. REMOVAL OF RECEIVERS

The Shared Security Agent, in exercise of all its powers including those conferred by the MCCL Share Charge (including, without limitation, Clause 10.1 (Appointment and Removal) of the MCCL Share Charge), the Deed of Appointment (including, without limitation, Clause 3.6 (Power of the Receivers) of the Deed of Appointment) and by statute, hereby REMOVES the Receivers from their position as joint and several receivers and managers of all the Charged Property and the income of the Charged Property.

Sch. 3–B-1

The Receivers hereby acknowledge and accept the removal from their position as joint and several receivers and managers of all the Charged Property and the income of the Charged Property.

3. RELEASE OF EXISTING CLAIMS

The Shared Security Agent hereby, without recourse, representation or warranty, releases and waives any Existing Claims it might have against the Receivers or their Affiliates or Personnel, in, or incidental to, their exercise of any of their powers as joint and several receivers and managers of all the Charged Property and the income of the Charged Property, provided that such release or waiver will not relate to any Existing Claims arising from or relating to fraud, wilful default or wilful misconduct.

4. MISCELLANEOUS

This Deed of Termination is governed by and shall be construed in accordance with the laws of Hong Kong.

IN WITNESS WHEREOF this Deed of Termination has been executed as a deed by each of the Receivers and the Shared Security Agent and is intended to be and is hereby delivered by each of the parties as a deed.

Sch. 3–B-2

EXECUTION PAGES

The Shared Security Agent

EXECUTED AS A DEED	)
The Common Seal of	)
DB TRUSTEES (HONG KONG) LIMITED	)
was affixed in the presence of:	)

_______________________________________

Authorized signatory

________________________________________

Authorized signatory

[Signature page to the Deed of Termination of Receivers]

The Receivers

SIGNED, SEALED and DELIVERED	)
as a DEED by	)
Roderick John Sutton	)
in the presence of	)

Signature of witness:
Name of witness:
Title:
Address of witness:

Occupation of witness:

SIGNED, SEALED and DELIVERED	)
as a DEED by	)
John Howard Batchelor	)
in the presence of	)

Signature of witness:
Name of witness:
Title:
Address of witness:

Occupation of witness:

SIGNED, SEALED and DELIVERED	)
as a DEED by	)
Kenneth Fung	)
in the presence of	)

Signature of witness:
Name of witness:
Title:
Address of witness:

Occupation of witness:

[Signature page to the Deed of Termination of Receivers]

Schedule 4                  Instruction Letter to Delegates – MCCSARL Share Pledge

To:	Roderick John Sutton, John Howard Batchelor and Kenneth Fung (collectively, the	“Delegates”)
FTI Consulting
Level 22, The Center, 99 Queen's Road Central, Central, Hong Kong
Fax: +852 3012 9664

From:	DB Trustees (Hong Kong) Limited (the “Shared Security Agent”)
52/F International Commerce Centre, 1 Austin Road West, Hong Kong
Fax: +852 2203 7320
Attention: Trust and Agency Services

We make reference to the share pledge dated 29 March 2012 (the “MCCSARL Share Pledge”) granted by Mongolian Coal Corporation Limited (“MCCL”) over its shares in Mongolian Coal Corporation S.à r.l (“MCCSARL”) in favour of the Shared Security Agent, the deed of appointment of delegates dated 26 April 2016 (the “Deed of Appointment”) between the Delegates and the Shared Security Agent pursuant to which the Delegates were appointed as “Delegates” under the MCCSARL Share Pledge and the intercreditor agreement dated 29 March 2012 (the “Intercreditor Agreement”) between, amongst others, Mongolian Mining Corporation as the company, Energy Resources LLC, Energy Resources Corporation LLC, Mongolian Coal Corporation Limited, Mongolian Coal Corporation S.À R.L., Transgobi LLC and Energy Resources Mining LLC as original guarantors, and the Shared Security Agent (as amended, supplemented, novated and restated from time to time).

Unless the context requires otherwise, terms used herein shall have the same meanings ascribed to them in the Intercreditor Agreement.

In exercise of all of our powers, including those conferred by the MCCSARL Share Pledge, the Intercreditor Agreement, the Deed of Appointment and by statute, we hereby instruct you to execute the deed of termination (the “Deed of Termination of Delegates”) substantially in the form set forth in Appendix A hereto, and deliver such deed to us.

It is acknowledged and agreed that by delivering the Deed of Termination of Delegates to us, you authorise us, without further notice, to date the Deed of Termination of Delegates in accordance with the instructions we have received from the Bond Trustee and the Permitted Pari Passu Secured Agent on or prior to the date of this instruction letter.

This instruction letter shall be governed by Hong Kong law and the courts of Hong Kong shall have exclusive jurisdiction to settle any dispute which may arise from or in connection with it.

Yours faithfully,

The Shared Security Agent

DB Trustees (Hong Kong) Limited

By:
Name:
Title:

Sch. 4-1

Appendix A

THIS DEED OF TERMINATION IS MADE ON __________ 2017

BETWEEN

(1) DB TRUSTEES (HONG KONG) LIMITED as shared security agent (the “Shared Security Agent”); and

(2) RODERICK JOHN SUTTON, JOHN HOWARD BATCHELOR, and KENNETH FUNG of FTI Consulting, Level 22, The Center, 99 Queen’s Road Central, Hong Kong (each a “Delegate” and collectively the “Delegates”).

WHEREAS

A. By a share charge dated 29 March 2012 and made between Mongolian Coal Corporation Limited (the “Company”) and the Shared Security Agent (the “MCCSARL Share Pledge”), the Company pledged the Pledged Portfolio (as defined in the Deed of Appointment of Delegates) in favour of the Shared Security Agent as a first priority pledge for the due and full payment and discharge of all of the Secured Obligations (as defined in the MCCSARL Share Pledge).

B. By a deed of appointment (the “Deed of Appointment”) made on 26 April 2016 and made between the Shared Security Agent and the Delegates, the Company appointed the Delegates jointly and severally to be their agents so that the Delegates may, subject to the other provisions of the deed of appointment, exercise all powers conferred by the MCCSARL Share Pledge on the Shared Security Agent and by law, and benefit from all the provisions expressed to be in their favour in the MCCSARL Share Pledge.

NOW THIS DEED WITNESSES as follows:

1. DEFINITIONS

“Affiliates” means, in relation to any person, its current and former direct and indirect subsidiaries, subsidiary undertakings, parent companies, holding companies, partners, equity holders, members and managing members, and any of their respective Affiliates.

“Existing Claims” means all and any actions, causes of action, claims, counterclaims, suits, debts, sums of money, accounts, contracts, agreements, promises, contribution, indemnification, damages, judgments, executions, demands or rights whatsoever or howsoever arising, whether present, future, prospective or contingent, known or unknown, whether or not for a fixed or unliquidated amount, whether or not involving the payment of money or the performance of an act or obligation or any failure to perform any obligation or any omission, whether arising at common law, in equity or by statute in or under the laws of the Cayman Islands, Hong Kong, New York, England and Wales, Luxembourg or Mongolia or under any other law or in any other jurisdiction howsoever arising.

“Intercreditor Agreement” means the intercreditor agreement dated 29 March 2012 between, amongst others, Mongolian Mining Corporation as the company, Energy Resources LLC, Energy Resources Corporation LLC, Mongolian Coal Corporation Limited, Mongolian Coal Corporation S.A.R.L., Transgobi LLC and Energy Resources Mining LLC as original guarantors, and the Shared Security Agent (as amended, supplemented, novated and restated from time to time).

“Personnel” means, in relation to any person, its current and former officers, partners, directors, employees, staff, agents, counsel and other representatives.

2. REMOVAL OF RECEIVERS

The Shared Security Agent, in exercise of all its powers including those conferred by the Intercreditor Agreement, MCCSARL Share Pledge, the Deed of Appointment (including, without limitation, Clause 15.2 (Delegation) of the Intercreditor Agreement, Clause 8.1.2 (Enforcement) of the MCCSARL Share Pledge and Clause 3.5 (Power of the Delegates) of the Deed of Appointment) and by statute, hereby

Sch. 4-A-1

REMOVES the Delegates from their position as joint and several agents of the Shared Security Agent in connection with the MCCSARL Share Pledge.

The Delegates hereby acknowledge and accept the removal from their position as joint and several agents of the Shared Security Agent in connection with the MCCSARL Share Pledge.

3. RELEASE OF EXISTING CLAIMS

The Shared Security Agent hereby, without recourse, representation or warranty, releases and waives any Existing Claims it might have against the Delegates or their Affiliates or Personnel in, or incidental to, their exercise of any of their powers as joint and several agents of the Shared Security Agent in connection with the MCCSARL Share Pledge, provided that such release or waiver will not relate to any Existing Claims arising from or relating to fraud, wilful default or wilful misconduct.

4. MISCELLANEOUS

This Deed of Termination is governed by and shall be construed in accordance with the laws of Hong Kong.

IN WITNESS WHEREOF this Deed of Termination has been executed as a deed by each of the Receivers and the Shared Security Agent and is intended to be and is hereby delivered by each of the parties as a deed.

Sch. 4-A-2

EXECUTION PAGES

The Shared Security Agent

EXECUTED AS A DEED	)
The Common Seal of	)
DB TRUSTEES (HONG KONG) LIMITED	)
was affixed in the presence of:	)

_______________________________________

Authorized signatory

________________________________________

Authorized signatory

[Signature page to the Deed of Termination of Delegates]

The Delegates

SIGNED, SEALED and DELIVERED	)
as a DEED by	)
Roderick John Sutton	)
in the presence of	)

Signature of witness:
Name of witness:
Title:
Address of witness:

Occupation of witness:

SIGNED, SEALED and DELIVERED	)
as a DEED by	)
John Howard Batchelor	)
in the presence of	)

Signature of witness:
Name of witness:
Title:
Address of witness:

Occupation of witness:

SIGNED, SEALED and DELIVERED	)
as a DEED by	)
Kenneth Fung	)
in the presence of	)

Signature of witness:
Name of witness:
Title:
Address of witness:

Occupation of witness:

[Signature page to the Deed of Termination of Delegates]

SCHEDULE 4

FORM OF OLD NOTES TRUSTEE INSTRUCTION

OFFICERS' CERTIFICATE

(Old Notes Trustee Instruction)

Reference is made to the indenture dated 29 March 2012 (the "Old Notes Indenture") between, amongst others, Mongolian Mining Corporation (in provisional liquidation) (the "Issuer"), certain of its subsidiaries and Deutsche Bank Trust Company Americas in its capacity as trustee under the Old Notes Indenture (the "Old Notes Trustee") as amended, varied and supplemented from time to time, providing for the issuance of US$600,000,000 8.875% guaranteed senior secured notes due 29 March 2017 (Restricted Global Note: CUSIP No. 60937C AA3; Regulation S Global Note: CUSIP No. G6264V AA0; Common Code: 076529779; ISINs USG6264VAA01 and US60937CAA36) (the "Old Notes"). The Issuer, along with Energy Resources LLC, Energy Resources Corporation LLC, Mongolian Coal Corporation Limited, Mongolian Coal Corporation S.à r.l., are collectively referred to as the “Debtors.”

We also refer to the explanatory statement dated [●] 2017 (the "Explanatory Statement") relating to (a) the scheme of arrangement between the Issuer and the Scheme Creditors (as defined therein) under section 86 of the Companies Law (2016 Revision) (the "Cayman Scheme") and (b) the scheme of arrangement between the Issuer and the Scheme Creditors (as defined therein) under sections 673 and 674 of the Companies Ordinance (Cap 622) (the "Hong Kong Scheme") (together the "Schemes"), which provide for the release and discharge of claims under the Old Notes pursuant to the terms of the Schemes.

Unless the context requires otherwise, terms used in this certificate shall have the same meanings ascribed to them in the Explanatory Statement.

A copy of this certificate is also provided to and for the benefit of the Shared Security Agent.

1	On 19 July 2016, the Cayman Court appointed the undersigned, Simon Conway of PwC Corporate Finance (Cayman) Limited, PO Box 258, 18 Forum Lane, Camana Bay, Grand Cayman, KY1-1104, Cayman Islands and Christopher So Man Chun of PwC and PricewaterhouseCoopers Ltd., 22/F Prince's Building, Central, Hong Kong, respectively as Joint Provisional Liquidators of the Company pursuant to the terms of an order made on that date. Acting as agent of the Issuer and without any personal liability each of the undersigned hereby certifies on behalf of the Issuer that:

1.1	pursuant to (i) an order of the Grand Court of the Cayman Islands made on [●] 2017 (the "Cayman Order"); and (ii) an order of the High Court of Hong Kong made on [●] 2017 (the "Hong Kong Order") (copies of which are attached hereto at Annex 1), the Schemes were sanctioned by the Grand Court of the Cayman Islands and the High Court of Hong Kong respectively;

1.2	relief in respect of the Cayman Scheme under Chapter 15 of the United States Bankruptcy Code was granted by an order of the US Bankruptcy Court made on [●] 2017, a copy of which is attached at hereto Annex 2;

1.3	the undersigned have read the conditions and the related definitions in the Old Notes Indenture and the Security Documents (as such term is defined in the Old Notes Indenture) with respect to the release of the Collateral (as defined in the Old Notes Indenture) and have examined such other agreements, instruments and documents deemed necessary or appropriate as a basis for the certifications herein expressed; in the opinion of the undersigned, the undersigned have made such examination or investigation as is necessary to enable the undersigned to express an informed opinion as to whether or not such conditions have been complied with; and, in the opinion of the undersigned, the release of the Collateral complies with the terms of the Old Notes Indenture and the relevant Security Documents (as such term is defined in the Old Notes Indenture), and all conditions precedent, if any, provided for in the Old Notes Indenture relating to the proposed release have been complied with;

 1

1.4	the undersigned have read the conditions and the related definitions with respect to compliance with the satisfaction and discharge of the Old Notes Indenture and have examined such other agreements, instruments and documents deemed necessary or appropriate as a basis for the certifications herein expressed; in the opinion of the undersigned, the undersigned have made such examination or investigation as is necessary to enable the undersigned to express an informed opinion as to whether or not such conditions have been complied with; and, in the opinion of the undersigned, all conditions precedent to the satisfaction and discharge of the Old Notes Indenture have been complied with and satisfied;

1.5	Simon Conway and Christopher So, as joint provisional liquidators of the Issuer, are duly authorized to execute this Officers’ Certificate on behalf of the Issuer and have the legal authority to bind the Issuer to the terms of this Officers’ Certificate by their execution hereof; and

1.6	the Issuer is authorised (for and on behalf of the Scheme Creditors) by the Schemes to execute and deliver this instruction and the Directions (as defined below) set forth herein.

2	Accordingly, the Issuer (for and on behalf of the Scheme Creditors) hereby directs the Old Notes Trustee to take the following actions (collectively the "Directions"):

2.1	issue the release instructions substantially in the form attached hereto at Annex 3 to the Shared Security Agent;

2.2	take such steps as may be necessary to mark down, cancel and discharge the Old Notes, being the 8.875% guaranteed senior secured notes due 2017 (Restricted Global Note: CUSIP No. 60937C AA3; Regulation S Global Note: CUSIP No. G6264V AAO; Common Code: 076529779; ISINs USG6264VAA01 and US60937CAA36).

3	The Issuer (for and on behalf of the Scheme Creditors) hereby confirms, ratifies and approves the Shared Security Agent’s entry into the implementation deed dated [•] 2017 between, amongst others, the Issuer as existing borrower, Energy Resources LLC as new borrower, certain existing and new guarantors, BNP Paribas Singapore Branch and Industrial and Commercial Bank of China Limited as mandated lead arrangers and Madison Pacific Trust Limited as new agent, new security agent and new shared security agent.

4	The Debtors hereby confirm that the Shared Secured Agent shall have the benefit of the indemnities set forth in Clause 19 (Indemnities) of the Old Intercreditor Agreement in relation to or as a result of any actions/inactions of the Shared Security Agent in connection with the instructions set forth in Annex 3 (Release Instructions) hereto.

5	This certificate and any obligations arising out of or in connection with it are governed by and construed in accordance with the laws of the State of New York.

 2

IN WITNESS WHEREOF, each of the undersigned has hereunto signed his/her name as of the _______ day of ____________________, 2017.

For and on behalf of the Issuer, Simon Conway and Christopher So Man Chun in their capacity as joint provisional liquidators of the Issuer, acting as agent of the Issuer, and without personal liability.

____________________________________ Name: Simon Conway Title: Joint Provisional Liquidator of the Issuer ______________________________________	_____________________________________ Name: Christopher So Man Chun Title: Joint Provisional Liquidator of the Issuer _______________________________________

For Energy Resources LLC (only for the purposes of Clause 4 and 5)

_________________________________
By:
Title:

For Energy Resources Corporation LLC (only for the purposes of Clause 4 and 5)

_________________________________
By:
Title:

For Mongolian Coal Corporation Limited (only for the purposes of Clause 4 and 5)

_________________________________
By:
Title:

[Signature page to the Old Notes Trustee Instruction/Certificate]

For Mongolian Coal Corporation S.à r.l. (only for the purposes of Clause 4 and 5)

_________________________________
By:
Title:

[Signature page to the Old Notes Trustee Instruction/Certificate]

Annex 1

Cayman Orders and Hong Kong Orders

Annex 2

Chapter 15 Recognition Order

Annex 3

Release Instructions

SCHEDULE 5

FORM OF DEED OF RELEASE

DATED ________________2017

(1)       MONGOLIAN MINING CORPORATION (IN PROVISIONAL LIQUIDATION)

(2)       The Old Notes Subsidiary Guarantors

(3)       The Scheme Creditors

(4)       SIMON CONWAY AND CHRISTOPHER SO MAN CHUN ACTING IN THEIR CAPACITIES AS THE JOINT PROVISIONAL LIQUIDATORS OF THE COMPANY

deed of release

Contents

1.	DEFINITIONS AND INTERPRETATION	1

2.	RELEASE BY SCHEME CREDITORS	2

3.	RELEASE BY THE COMPANY AND OLD NOTES SUBSIDIARY GUARANTORS	3

4.	FURTHER ASSURANCE	4

5.	CONFLICT	5

6.	SEVERABILITY	5

7.	THIRD PARTIES	5

8.	AMENDMENT AND WAIVERS	5

9.	GOVERNING LAW AND JURISDICTION	5

10.	COUNTERPARTS	6

SCHEDULE 1 OLD NOTES SUBSIDIARY GUARANTORS		7

THIS DEED is made on                                            2017

BETWEEN

(1)	MONGOLIAN MINING CORPORATION (In Provisional Liquidation), an exempted company incorporated with limited liability under the laws of the Cayman Islands with company number 240791 and registered in Hong Kong under Part XI of the Companies Ordinance with company number F0017770 with its registered office address situated at PwC Corporate Finance and Recovery (Cayman) Limited, P.O. Box 258, 18 Forum Lane, Camana Bay, Grand Cayman KY1-1104, Cayman Islands (the “Company”);

(2)	THE OLD NOTES SUBSIDIARY GUARANTORS listed in Schedule 1. (the “Old Notes Subsidiary Guarantors”);

(3)	THE SCHEME CREDITORS, as defined in the Explanatory Statement (the “Scheme Creditors”); and

(4)	SIMON CONWAY of PwC Corporate Finance & Recovery (Cayman) Limited, P.O. Box 258, 18 Forum Lane, Camana Bay, Grand Cayman KY1-1104, Cayman Islands and CHRISTOPHER SO MAN CHUN of PricewaterhouseCoopers Ltd. (Hong Kong), 22/F Prince's Building, Central, Hong Kong in their capacities as the joint provisional liquidators of the Company (the “Joint Provisional Liquidators”).

WHEREAS:

(A)	In March 2012, the Company issued US$600,000,000 in aggregate principal amount of 8.875% senior notes due 2017 pursuant to the terms of the Old Notes Indenture (as defined below). The Old Notes Subsidiary Guarantors granted certain guarantees in respect of the obligations of the Company under the Old Notes Indenture.

(B)	Pursuant to and in accordance with the terms of the Schemes (as defined below), the Scheme Claims are being released.

(C)	Under the authority conferred by the Schemes, the Company has been authorised and instructed to execute and deliver this Deed.

(D)	The Parties intend that the other Released Parties (as defined below) should have the benefit of this Deed.

IT IS AGREED as follows:

1.	Definitions and interpretation

1.1	Unless the context requires otherwise, capitalised terms used in this Deed and not defined herein shall have the meanings ascribed to them in the Schemes or, if they are not defined in the Schemes, the meanings ascribed to them in the Explanatory Statement (as defined in the Schemes).

1.2	In this Deed:

“Cayman Scheme” means the scheme of arrangement between the Company and the Scheme Creditors under section 86 of the Cayman Companies Law, as sanctioned on [●].

“Group Releasing Parties” has the meaning given to it in Clause 3.1.

“Hong Kong Scheme” means the scheme of arrangement between the Company and the Scheme Creditors pursuant to sections 673 and 674 of the Companies Ordinance as applicable in Hong Kong, as sanctioned on [●].

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“Parties” means the parties to this Deed.

“Released Parties” means the beneficiaries of a release pursuant to this Deed.

“Scheme Creditor Releasing Parties” has the meaning given to it in Clause 2.1.

“Schemes” means, together, the Cayman Scheme and the Hong Kong Scheme.

1.3	Interpretation

In this Deed, save where the context otherwise requires:

1.3.1	the singular shall include the plural and vice versa;

1.3.2	the headings do not affect the interpretation of this Deed;

1.3.3	a reference to a provision of law is a reference to that provision as extended, applied, amended or re-enacted and includes any subordinate legislation;

1.3.4	a reference to a regulation includes an regulation, rule, official directive, request or guideline (whether or not having the force of law but, if not having the force of law, being of a type with which any person to which it applies is accustomed to comply) of any governmental, inter-governmental or supernatural body, agency, department or regulatory, self-regulatory or other authority or organisation;

1.3.5	a reference to a Clause, a Subclause or a Schedule is a reference to a clause or subclause of, or a schedule to, this Deed;

1.3.6	a reference to any document is a reference to that document as amended, supplemented, novated or restated;

1.3.7	a reference to a person includes any individual, company, corporation, unincorporated association, trust or body (including a partnership, company, joint venture or consortium), government, state, agency, organisation or other entity whether or not having separate legal personality; and

1.3.8	a reference to time is to Hong Kong time (unless otherwise agreed in writing by all of the Parties).

2.	Release by Scheme Creditors

2.1	With effect from the Restructuring Effective Date, each of the Scheme Creditors on behalf of itself and each of its predecessors, successors and assigns (collectively, the “Scheme Creditor Releasing Parties”) to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

2.1.1	the Company, its Personnel and Affiliates (including the Joint Provisional Liquidators);

2.1.2	the Old Notes Trustee, the Shared Security Agent, the Receivers, the Delegates, the Scheme Consideration Trustee, the Information Agent, the Registrar and the Old Notes Depositary, in such capacities, and their Personnel and Affiliates;

2.1.3	the Old Notes Subsidiary Guarantors, their Personnel and Affiliates; and

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2.1.4	the Steering Committee, the Advisers and their Personnel and Affiliates,

and each of their predecessors, successors and assigns, and in their capacities as such from any and all Claims and/or Liabilities whether known or unknown, fixed or contingent, including any continuing default and all Scheme Claims, arising prior to the Restructuring Effective Date or that are or may be based in whole or part on any act, omission, transaction, event or other circumstance taking place or existing on or prior to the Restructuring Effective Date (or in respect of Clause 2.1.2 only, Claims and/or Liabilities which are based on actions taken or not taken by the Old Notes Trustee, the Shared Security Agent, the Receivers, the Delegates, the Scheme Consideration Trustee, the Information Agent, the Registrar and the Old Notes Depositary, in such capacities, and their Personnel and Affiliates pursuant to the Schemes, whether before or after the Restructuring Effective Date) except for:

(a)	any and all claims or causes of action arising from or relating to fraud, wilful default or wilful misconduct;

(b)	any liability of any Adviser, its Personnel and Affiliates arising under a duty of care to its client;

(c)	any and all Claims or Liabilities that any Scheme Creditor Releasing Party may have against the Company and/or any Old Notes Subsidiary Guarantor which do not arise directly or indirectly pursuant to, under or in connection with the Old Notes Documents;

(d)	any Claims against or Liabilities of any Adviser, its Personnel and Affiliates that are wholly unrelated to the Noteholder RSA, the Notes Restructuring, the Schemes, the negotiation or preparation thereof, or to any other related matter; and

(e)	in the case of the Old Notes Trustee, the Shared Security Agent, the Receivers, the Delegates, the Information Agent, the Registrar and the Old Notes Depositary and their Personnel and Affiliates, any and all Claims or Liabilities which do not relate to or arise in respect of the Old Notes and the Old Notes Documents, provided that the foregoing shall not prejudice or impair any right of any Scheme Creditor Releasing Party created under the Schemes and/or under or in connection with the Scheme Consideration.

2.2	On the Restructuring Effective Date, each Scheme Creditor Releasing Party hereby provides and shall be deemed to have provided a written consent to the Old Notes Trustee to release the Shared Security pursuant to 9.02(a)(viii) of the Old Notes Indenture and the Old Notes Trustee hereby receives and shall be deemed to have received such consents.

3.	Release by the Company and Old Notes Subsidiary Guarantors

3.1	With effect from the Restructuring Effective Date, each of the Company and the Old Notes Subsidiary Guarantors on behalf of itself and each of its predecessors, successors and assigns (collectively, the “Group Releasing Parties”) to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

3.1.1	the Scheme Creditors, their Personnel and Affiliates;

3.1.2	the Steering Committee, the Advisers and their Personnel and Affiliates; and

3.1.3	the Old Notes Trustee, the Shared Security Agent, the Receivers, the Delegates, the Scheme Consideration Trustee, the Information Agent, the Registrar and the Old Notes Depositary, in such capacities, and their Personnel and Affiliates,

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and each of their predecessors, successors and assigns and in their capacities as such from any and all Claims and/or Liabilities whether known or unknown, fixed or contingent, arising prior to the Restructuring Effective Date (or in respect of Clause 3.1.3 only, Claims and/or Liabilities which are based on actions taken or not taken by the Old Notes Trustee, the Shared Security Agent, the Receivers, the Delegates, the Scheme Consideration Trustee, the Registrar and the Old Notes Depositary, in such capacities, and their Personnel and Affiliates pursuant to the Schemes, whether before or after the Restructuring Effective Date), or that are or may be based in whole or part on any act, omission, transaction, event or other circumstance taking place or existing on or prior to the Restructuring Effective Date, except for:

(a)	any and all claims or causes of action arising from or relating to fraud, wilful default or wilful misconduct;

(b)	any and all Claims or Liabilities which do not arise directly or indirectly pursuant to, under or in connection with the Old Notes Documents;

(c)	the liability of any Adviser, its Personnel and Affiliates arising under a duty of care to its client;

(d)	any Claims against or Liabilities of any Adviser, its Personnel and Affiliates that are wholly unrelated to the Noteholder RSA, the Notes Restructuring, the Schemes, the negotiation or preparation thereof, or to any related matter; and

(e)	in the case of the Old Notes Trustee, the Shared Security Agent, the Receivers, the Delegates, the Registrar, the Old Notes Depositary, the Information Agent and their Personnel and Affiliates, any and all Claims or Liabilities which do not relate to or arise in respect of the Old Notes or the Old Notes Documents;

provided that the foregoing shall not prejudice or impair any right of any Group Releasing Party created under the Schemes.

4.	Release of Joint Provisional Liquidators and advisors

4.1	Each of the Scheme Creditor Releasing Parties and the Group Releasing Parties shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally the Joint Provisional Liquidators (and any subsequently appointed joint provisional liquidator of the Company) and all of their and their respective firms' and companies' current and former direct and indirect affiliates, equity holders, partners, members, managing members, officers, directors, employees, advisors, principals, attorneys, counsel, professional advisors, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates) from any Claims or Liabilities that arise, are or may be based in whole or part on any act, omission, transaction, event or other circumstance taking place or existing on or prior to the date the Joint Provisional Liquidators vacate office, except for any claims or causes of action arising from or relating to fraud, wilful default or wilful misconduct.

4.2	The Joint Provisional Liquidators act as agents for and on behalf of the Company and neither they nor their firm, affiliated firms, employees, advisers, agents, partners, directors, members, officers or representatives, shall incur any personal liability whatsoever (in respect of any of the obligations undertaken by The Company, or in respect of any failure on the part of the Company and Old Notes Subsidiary Guarantors to perform or comply with any such obligations, or under any associated arrangements or negotiations, or under any document entered into pursuant to the Schemes, or howsoever otherwise).

4.3	The Joint Provisional Liquidators shall not incur any personal liability whatsoever under the Schemes nor in relation to any related matter or claim, whether in contract, tort (including negligence) or restitution or by reference to any other remedy or right in any jurisdiction or forum except for any claims or causes of action arising from or relating to fraud, wilful default or wilful misconduct.

4.4	The exclusions of liability set out in this Deed shall arise and continue notwithstanding any termination of the agency of the Joint Provisional Liquidators or any discharge from office as joint provisional liquidators of the Company before or after the Restructuring Effective Date and shall operate as a waiver of any claims in toil as well as under contract.

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5.	Further assurance

At the request of any Party, the other Parties shall execute and deliver such documents, and do such things, as may reasonably be required to give full effect to this Deed, including without limitation, to perfect or evidence any release referred to in this Deed.

6.	Conflict

If any provision or part provision of this Deed is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to amend such provision so that, as amended, it is legal, valid and enforceable and, to the greatest extent possible, achieves the intended commercial result of the original provision or part provision.

7.	Severability

Each provision contained in this Deed shall be severable and distinct from every other such provision and if at any time any one of the provisions contained herein becomes invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, neither the validity, legality and enforceability of the remaining provisions under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

8.	Third Parties

8.1	The Parties intend that each Released Party, the Joint Provisional Liquidators and any joint provisional liquidators appointed after the date of this Deed and all of their respective firms' and companies' current, future and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their affiliates) should have the benefit of this Deed and may enforce any of its terms as if it were a party to this Deed.

8.2	Except as set forth in Clause 8.1, nothing in this Deed is intended or shall be construed to give any person, other than the Parties, their successors and permitted assigns, any equitable right, remedy or claim under or in respect of this Deed or any provision contained herein.

8.3	Notwithstanding any provision of this Deed, the consent of any person who is not a Party is not required to rescind or vary this Deed at any time.

9.	Amendment and waivers

Any term of this Deed may be amended or waived only with the consent of the Parties and any such amendment or waiver will be binding on all Parties.

10.	Governing law and jurisdiction

10.1	Governing law

This Deed shall be governed by, and construed in accordance with, the laws of the State of New York.

10.2	Jurisdiction

Any New York state or United States federal court located in the Borough of Manhattan, The City of New York shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which may arise out of or in connection with this Deed and, for such purposes, each of the Parties irrevocably submits to the jurisdiction of any New York state or United States federal court located in the Borough of Manhattan, The City of New York.

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11.	Counterparts

This Deed may be executed in any number of counterparts each of which when executed shall constitute a duplicate original and all of which shall constitute one and the same instrument as if the signatures on the counterparts were on a single copy of the instrument.

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Schedule 1
Old Notes Subsidiary Guarantors

1.	Mongolian Coal Corporation Limited;

2.	Mongolian Coal Corporation S.à r.l;

3.	Energy Resources Corporation LLC; and

4.	Energy Resources LLC.

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EXECUTION PAGE

This Deed was duly signed and sealed as a deed and delivered on the date which first appears on page 1.

EXECUTED AS A DEED

For and on behalf of MONGOLIAN MINING CORPORATION (IN PROVISIONAL LIQUIDATION) acting by one of its Joint Provisional Liquidators as agent and without personal liability

_________________________________________

Name: Simon Conway

Title: Joint Provisional Liquidator of the Company

in the presence of witness:

__________________________________________

Name:

Address:

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OLD NOTES SUBSIDIARY GUARANTORS

EXECUTED AS A DEED

For and on behalf of Mongolian Coal Corporation Limited

_________________________________________

Name:

Title:

in the presence of witness:

__________________________________________

Name:

Address:

EXECUTED AS A DEED

For and on behalf of Mongolian Coal Corporation S. À r.l.

_________________________________________

Name:

Title:

in the presence of witness:

__________________________________________

Name:

Address:

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EXECUTED AS A DEED

For and on behalf of Energy Resources Corporation LLC

_________________________________________

Name:

Title:

in the presence of witness:

__________________________________________

Name:

Address:

EXECUTED AS A DEED

For and on behalf of Energy Resources LLC

_______________________________________

Name:

Title:

in the presence of witness:

__________________________________________

Name:

Address:

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THE SCHEME CREDITORS

EXECUTED AS A DEED

Signed as a deed by Mongolian Mining Corporation (In Provisional Liquidation), acting by [ ] (one of the joint provisional liquidators) who, in accordance with the laws of the Cayman Islands in which Mongolian Mining Corporation (In Provisional Liquidation) is incorporated, is acting under the authority of Mongolian Mining Corporation (In Provisional Liquidation), as duly appointed agent on behalf of and under the authority granted to it by each Scheme Creditor.

________________________________________

Name: [ ]

Title: Joint Provisional Liquidator of the Company

Address:

Fax:

Attention:

Email:

in the presence of witness:

__________________________________________

Name:

Address:

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THE JOINT PROVISIONAL LIQUIDATORS

EXECUTED AS A DEED

For and on behalf of Simon Conway and Christopher So Man Chun in their capacity as joint provisional liquidators of the Company and without personal liability.

________________________________________

Name: Simon Conway

Title: Joint Provisional Liquidator of the Company

Address:

Fax:

Attention:

Email:

in the presence of witness:

__________________________________________

Name:

Address:

_________________________________________

Name: Christopher So

Title: Joint Provisional Liquidator of the Company

Address:

Fax:

Attention:

Email:

in the presence of witness:

__________________________________________

Name:

Address:

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